UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4474

Name of Registrant:	Vanguard California Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2003 - November 30, 2004

Item 1:	Reports to Shareholders

Vanguard® California Tax-Exempt Funds
November 30, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	REPORT FROM THE ADVISOR
10	FUND PROFILES
13	GLOSSARY OF INVESTMENT TERMS
14	PERFORMANCE SUMMARIES
17	ABOUT YOUR FUND'S EXPENSES
19	FINANCIAL STATEMENTS
62	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	During the 2004 fiscal year, interest rates dipped, rose, and dipped again in a climate of economic uncertainty.
•	The Vanguard California Tax-Exempt Funds generated returns consistent with their investment focus.
•	The returns of the Intermediate-Term and Money Market Funds topped the average returns of competing funds. The return of the Long-Term Fund trailed its peer-group average.

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2004, longer-term interest rates moved down, then up, eventually settling near their levels at the start of the period. Shorter-term interest rates, on the other hand, rose sharply.

In this volatile environment, the Investor Shares of Vanguard California Long-Term Tax-Exempt Fund produced a 3.3% return, a bit short of the average return of competing funds. (The Admiral Shares returned 3.4%.) The Intermediate-Term Tax-Exempt Fund outperformed its peer-group average, and the Tax-Exempt Money Market Fund returned 1.1% while preserving a net asset value of $1 per share, as is expected but not guaranteed.

The table on page 2 presents the total returns of the California Tax-Exempt Funds and their comparative standards. We also display the funds’ yields on November 30, as well as their taxable-equivalent yields. The taxable-equivalent yields can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. These calculations assume that an investor is subject to the highest federal and state income tax rates.

Please see the table on page 6 for details of the funds’ net asset values at the start and the end of the period and their per-share distributions during the fiscal year.

DEFYING EXPECTATIONS, LONGER-TERM YIELDS FINISHED WHERE THEY STARTED

As the fiscal year began, many investors and analysts expected a sharp rise in bond yields from a combination of an improving economy, rising corporate profits, and the Federal Reserve Board’s anticipated return to its traditional role of fighting inflation. However, that steep increase never fully materialized during the period, at least not at the longer end of the maturity spectrum.

2004 Total Returns	Fiscal Year Ended November 30

Vanguard California Tax-Exempt
Money Market Fund	1.1%
SEC 7-Day Annualized Yield: 1.56%
Taxable-Equivalent Yield: 2.65%*
Average California Tax-Exempt
Money Market Fund**	0.6

Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	2.4%
SEC 30-Day Annualized Yield: 3.06%
Taxable-Equivalent Yield: 5.19%*
Admiral Shares	2.5
SEC 30-Day Annualized Yield: 3.11%
Taxable-Equivalent Yield: 5.28%*
Lehman 7 Year Municipal Bond Index	2.9
Average California Intermediate
Municipal Debt Fund**	2.2

Vanguard California Long-Term
Tax-Exempt Fund
Investor Shares	3.3%
SEC 30-Day Annualized Yield: 3.72%
Taxable-Equivalent Yield: 6.31%*
Admiral Shares	3.4
SEC 30-Day Annualized Yield: 3.77%
Taxable-Equivalent Yield: 6.40%*
Lehman 10 Year Municipal Bond Index	4.0
Average California Municipal Debt Fund**	3.8

Lehman Municipal Bond Index	4.1%

*	This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35.0% and the maximum State of California income tax rate as of November 30. Local taxes were not considered.
**	Derived from data provided by Lipper Inc.

Initially, bond prices rose and yields fell through March; then the trend sharply reversed, and ultimately yields settled back to roughly where they began. At fiscal year-end, the yield of the 10-year U.S. Treasury note was 4.35%, only 2 basis points (0.02 percentage point) higher than at the start of the period. Mixed signals contributed to bonds’ volatility, including a less-than-robust rate of job growth, record high prices for crude oil, and continuing problems in Iraq and elsewhere. All such factors can alter investors’ perception of bonds’ attractiveness relative to other investment options.

Yields of fixed income securities at the shorter end of the maturity spectrum, which are usually more strongly affected by the Fed’s interest rate moves, did rise significantly during the 12 months, a period in which the Fed doubled the target federal funds rate to 2.00% through four quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, rose from 0.93% to 2.22% over the fiscal year. Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.4%. The Lehman Municipal Bond Index returned 4.1%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 12.0%.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

STOCKS ENDED ON A STRONG NOTE

Stock investors received an early holiday gift: A surge in equity prices in November served as a nice bookend to a market rally at the start of the fiscal year, more than offsetting a general decline in the middle. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 13.6% for the 12 months.

The gains were broadly based, with the largest advances made by energy-related stocks. Generally, small-capitalization stocks outpaced large-caps, and value stocks—whose prices are considered low relative to earnings, book value, and other measures—outperformed their growth counterparts.

Markets overseas, particularly emerging markets, outpaced the U.S. market even without taking into account the effect of currency exchanges. The burgeoning trade and federal budget deficits were factors in the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors.

INTEREST RATES SEESAWED

The California Long- and Intermediate-Term Tax-Exempt Funds were positioned effectively for the volatile interest-rate environment. The advisor, Vanguard Fixed Income Group, kept the funds’ durations (a measure of sensitivity to interest rates) at the low end of their typical ranges during the first half of the fiscal year, providing some protection from rising rates. During the second half, the advisor allowed the portfolios’ durations to drift back to their neutral range, moderating the defensive posture as bond prices rallied.

Market Barometer	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Three Years	Five Years

Bonds
Lehman Aggregate Bond Index	4.4%	5.6%	7.4%
(Broad taxable market)
Lehman Municipal Bond Index	4.1	5.7	6.8
Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

Stocks
Russell 1000 Index (Large-caps)	12.7%	3.4%	-1.3%
Russell 2000 Index (Small-caps)	17.3	12.6	8.3
Dow Jones Wilshire 5000 Index	13.6	4.8	-0.7
(Entire market)
MSCI All Country World Index
ex USA (International)	25.2	12.5	1.0

CPI
Consumer Price Index	3.5%	2.5%	2.6%

Total Returns			Ten Years Ended November 30, 2004

	Average Annual Return		Final Value of a $10,000 Initial Investment*
California Tax-Exempt Fund	Vanguard Fund	Average Competing Fund**	Vanguard Fund	Average Competing Fund**	Vanguard Advantage™

Money Market	2.6%	2.2%	$12,871	$12,382	$ 489
Intermediate-Term
Investor Shares	6.3	5.6	18,405	17,227	1,178
Long-Term Investor Shares	7.3	6.5	20,190	18,726	1,464

*	Assuming reinvestment of all income dividends and capital gains distributions.
**	For the Long-Term Tax-Exempt Fund: Average California Insured Municipal Debt Fund through March 31, 2002, and Average California Municipal Debt Fund thereafter.
Note: Returns shown are rounded, but the dollar calculations are based on unrounded return figures.

The 12-month total return of 3.3% for the Long-Term Tax-Exempt Fund’s Investor Shares trailed the average return of competing funds. The Long-Term Fund’s emphasis on longer maturities was a negative in the final month of the fiscal year when interest rates ticked up.

Despite a disappointing finish to the fiscal year, the Long-Term Tax-Exempt Fund’s strengths were in evidence in 2004, including prudent management strategies and its substantial cost advantage. (Please see page 17 for more information about costs.) Such an advantage has important benefits: Not only do relatively low costs give the fund managers a head start on rivals, but they help the managers to deliver competitive returns without sacrificing portfolio quality or taking undue risk. The Intermediate-Term Fund, which benefits from a similar cost advantage, outperformed the peer-group average during the 12 months.

Among shorter-term securities, interest rates moved steadily higher, which was good news for the California Tax-Exempt Money Market Fund. At the start of the fiscal year, the fund yielded 0.91%. By year-end, the yield was a still modest, but much improved, 1.56%. The fund’s 12-month total return of 1.1% exceeded the average result for its peer group.

SKILL, DISCIPLINE, AND LOW COSTS HAVE ENHANCED LONGER-TERM RETURNS

A longer-term perspective provides a better illustration of the powerful combination of talented investment management—disciplined duration policy, an emphasis on high-quality securities—and low investment costs. These attributes have contributed to the California Tax-Exempt Funds’ excellent long-term results.

The table on page 4 presents the ten-year annualized returns of the Long-Term, Intermediate-Term, and Money Market Funds together with the average results for their respective peer groups over the period. We also show the growth of a hypothetical initial investment of $10,000 in each over the ten years. In all cases, the Vanguard funds created more wealth for shareholders than the comparative standards.

DIFFERENT QUESTIONS, FAMILIAR ANSWERS

As we look back at the past 12 months, each asset class has seemed to represent a constantly changing combination of risk and opportunity, raising a variety of perplexing questions. Are interest rates at a transient low or a long-term plateau? Are stock valuations stretched or consistent with corporate fundamentals? In other words, it has been just like every other year. Our recommendation now, just as it has been during periods of more extreme stock and bond market performance, is to hold a diversified mix of stock, bond, and money market funds, allocated according to your unique circumstances. The lack of variety in our counsel does not reflect a lack of imagination. It reflects our recognition that balance and diversification give you the best chance of reaching your financial goals.

Vanguard provides a number of tools that can help you select, establish, and monitor an asset mix that is consistent with your own needs. If you haven’t done so already, I encourage you to visit Vanguard.com to explore some of these resources.

Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 20, 2004

Your Fund's Performance at a Glance		November 30, 2003-November 30, 2004
			Distributions Per Share
California Tax-Exempt Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Money Market	$ 1.00	$ 1.00	$0.010	$0.000
Intermediate-Term
Investor Shares	$11.44	$11.15	$0.440	$0.119
Admiral Shares	11.44	11.15	0.446	0.119

Long-Term
Investor Shares	$12.00	$11.74	$0.545	$0.102
Admiral Shares	12.00	11.74	0.551	0.102

REPORT FROM THE ADVISOR

Interest rates were volatile throughout the 2004 fiscal year, hitting a low early in March, rising markedly during the summer, and then declining again at the period’s close. The California Tax-Exempt Funds performed respectably in this unsettled environment. The Intermediate-Term Tax-Exempt Fund and the Tax-Exempt Money Market Fund exceeded the average returns of competitors, while the Long-Term Tax-Exempt Fund trailed.

THE U.S. ECONOMY EXPANDED SOLIDLY

Over the 12 months ended November 30, the economy expanded at a solid rate of 4.0%, near a level last seen in the late 1990s. Growth in consumer spending and business investment drove much of the increase, even as the recent run-up in oil prices put pressure on consumer and corporate cash flow. The current-account deficit (which includes the trade deficit) remained at a record high 5.6% of gross domestic product.

Although payrolls expanded along with the economy, job growth slowed in the third quarter of calendar 2004, falling below the rate considered sufficient to reduce the level of unemployment over time. The U.S. unemployment rate nevertheless stood at 5.4% in November, a low level by historical norms. As our fiscal year ended, most leading indicators suggested that labor market conditions remained promising for increased hiring.

Investment Philosophy

The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and California income taxes by investing in high-quality securities issued by California state, county, and municipal governments.

Despite rising oil prices, various inflationary measures decelerated in the third calendar quarter, remaining near historical lows. Economic data generally appeared to confirm the Federal Reserve Board’s view that the acceleration in inflation witnessed earlier in 2004 was “temporary.” Indeed, Fed officials reiterated that longer-term inflation expectations were low and stable.

During the fiscal year, the Fed’s Open Market Committee (FOMC) raised short-term interest rates four times. By the end of November, the target federal funds rate stood at 2.0%. The FOMC has repeatedly signaled its intention to raise rates further in order to remove its considerable monetary accommodation (i.e., a negative inflation-adjusted federal funds rate), although it has noted that future decisions are contingent on the strength of economic data.

MUNICIPAL BONDS TRAILED TREASURIES

During the fiscal year, the yields of U.S. Treasury bonds with maturities of more than 10 years were generally stable. (The yield of the 30-year bond actually fell.) The picture was very different for shorter maturities, as the Fed’s actions placed upward pressure on yields.

In the municipal bond market, yields crept higher among long-maturity bonds and rose more sharply among short-term securities, causing the municipal market to underperform the Treasury market except among the very shortest maturities. As of November 30, the ratios of municipal bond yields to the yields of Treasury bonds of comparable maturity were roughly at the midpoint of their 12-month highs and lows. A 10-year AAA general obligation tax-exempt bond yielded about 84% of its U.S. Treasury counterpart, suggesting that municipal bonds offered attractive after-tax yields relative to Treasuries.

Yields of Municipal Bonds
(AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)

2 years	1.40%	2.19%	+79
5 years	2.39	2.85	+46
10 years	3.55	3.66	+11
30 years	4.72	4.76	+4

Yields of U.S. Treasury Securities
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)

2 years	2.04%	3.00%	+96
5 years	3.35	3.69	+34
10 years	4.33	4.35	+2
30 years	5.13	5.00	-13

Source: The Vanguard Group.

The supply of municipal bonds nationally declined 12.8% during the fiscal year, though issuance rates remained above longer-term trends. If interest rates continue to rise, issuance could decline further—generally a positive development for municipal bond investors.

At the start of the funds’ fiscal year, the newly elected governor, Arnold Schwarzenegger, submitted a budget plan to strengthen California’s weak finances. In a special election in March, voters approved the governor’s proposal to issue up to $15 billion in Economic Recovery Bonds, relieving some pressure on state finances. This outcome persuaded bond rating agencies to raise California’s rating from Baa/BBB to A. Structural budget imbalances remain, however, and California’s rating is still the lowest among the 50 states.

THE VANGUARD FUNDS EMPHASIZED RISK CONTROL AND QUALITY

Throughout the fiscal year, the Vanguard California Tax-Exempt Funds maintained their emphasis on the market’s high-quality securities. At the start of the period, the Intermediate-Term and Long-Term Tax-Exempt Funds’ durations were near the short end of their typical ranges, moderating the funds’ interest-rate sensitivity. As the year progressed, we allowed the durations to drift back toward a neutral stance.

A key reason for the funds’ strong long-term results is the combination of conservative portfolio management with low operating costs, which reduces the need to take unnecessary risks in pursuit of return. Vanguard’s expense advantage is important in any market environment, but it’s especially critical in the current environment of low yields.

Robert F. Auwaerter, PRINCIPAL
Christopher M. Ryon, PRINCIPAL
Pamela Wisehaupt Tynan, PRINCIPAL
Kathryn T. Allen, PRINCIPAL
Reid O. Smith, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 22, 2004

As of 11/30/2004	FUND PROFILES

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 13.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
Financial Attributes
Yield	1.6%
Average Weighted Maturity	38 days
Average Quality*	MIG-1
Expense Ratio	0.13%

Distribution by Credit Quality (% of portfolio)
MIG-1/A-1+/SP-1+/F-1+	78%
P-1/A-1/SP-1/F-1	21
AAA/AA	1

Total	100%

Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

*Moody’s Investors Service.

CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	527	5,569	49,414
Yield		—	—
Investor Shares	3.1%
Admiral Shares	3.1%
Yield to Maturity	3.2%†	3.4%	3.8%
Average Coupon	4.8%	5.1%	5.1%
Average Effective Maturity	5.6 years	6.2 years	7.1 years
Average Quality	AAA	AAA	AA+
Average Duration	4.7 years	5.2 years	5.5 years
Expense Ratio		—	—
Investor Shares	0.15%
Admiral Shares	0.09%
Short-Term Reserves	9%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.96	1.00	0.96	1.00
Beta	0.98	1.00	1.01	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	10%
1-5 Years	37
5-10 Years	49
10-20 Years	4

Total	100%

Distribution by Credit Quality (% of portfolio)
AAA	77%
AA	9
A	11
BBB	3

Total	100%

Investment Focus

*	Lehman 7 Year Municipal Bond Index.
**	Lehman Municipal Bond Index.	Visit our website at Vanguard.com
†	Before expenses.	for regularly updated fund information.

FUND PROFILE (CONTINUED)

CALIFORNIA LONG-TERM TAX-EXEMPT FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	349	9,147	49,414
Yield		—	—
Investor Shares	3.7%
Admiral Shares	3.8%
Yield to Maturity	4.0%†	3.7%	3.8%
Average Coupon	4.1%	5.2%	5.1%
Average Effective Maturity	8.4 years	7.1 years	7.1 years
Average Quality	AA+	AA+	AA+
Average Duration	6.8 years	5.8 years	5.5 years
Expense Ratio		—	—
Investor Shares	0.15%
Admiral Shares	0.09%
Short-Term Reserves	7%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.96	1.00	0.97	1.00
Beta	1.03	1.00	1.19	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	9%
1-5 Years	20
5-10 Years	47
10-20 Years	21
20-30 Years	3

Total	100%

Distribution by Credit Quality (% of portfolio)
AAA	78%
AA	7
A	11
BBB	4

Total	100%

Investment Focus

*	Lehman 10 Year Municipal Bond Index.
**	Lehman Municipal Bond Index.	Visit our website at Vanguard.com
†	Before expenses.	for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

As of 11/30/2004	PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. For bond funds, both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

California Tax-Exempt Money Market Fund	1.05%	1.86%	2.56%	$12,871
Average California Tax-Exempt Money Market Fund*	0.60	1.45	2.16	12,382

Fiscal-Year Total Returns (%)November 30, 1994–November 30, 2004

	California Tax-Exempt Money Market Fund	Average Fund*		California Tax-Exempt Money Market Fund	Average Fund*
Fiscal Year	Total Return	Total Return	Fiscal Year	Total Return	Total Return

1995	3.7%	3.3%	2000	3.4%	3.1%
1996	3.3	2.9	2001	2.6	2.2
1997	3.4	3.0	2002	1.3	0.9
1998	3.1	2.8	2003	0.9	0.5
1999	2.8	2.4	2004	1.1	0.6

			SEC 7-Day Annualized Yield (11/30/2004): 1.56%

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

California Tax-Exempt Money Market Fund	6/1/1987	0.93%	1.90%	0.00%	2.58%	2.58%

*Returns for the Average California Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 54 for dividend information.

CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

California Intermediate-Term Tax-Exempt Fund
Investor Shares	2.41%	5.88%	6.29%	$18,405
Lehman Municipal Bond Index	4.07	6.78	7.16	19,969
Lehman 7 Year Municipal Bond Index	2.89	6.30	6.53	18,818
Average California Intermediate Municipal Debt Fund*	2.20	5.20	5.59	17,227

	One Year	Since Inception**	Final Value of a $250,000 Investment

California Intermediate-Term Tax-Exempt Fund Admiral Shares	2.47%	4.00%	$281,760
Lehman Municipal Bond Index	4.07	5.06	290,621
Lehman 7 Year Municipal Bond Index	2.89	4.92	289,468

Fiscal-Year Total Returns (%) November 30, 1994–November 30, 2004

	California Intermediate-Term Tax-Exempt Fund Investor Shares			Lehman†		California Intermediate-Term Tax-Exempt Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	8.3%	5.6%	13.9%	15.3%	2000	3.0%	5.0%	8.0%	6.6%
1996	1.3	5.1	6.4	5.2	2001	2.8	4.6	7.4	8.1
1997	1.0	4.9	5.9	6.0	2002	1.5	4.4	5.9	7.0
1998	2.7	4.8	7.5	7.3	2003	1.7	4.1	5.8	7.0
1999	-4.1	4.4	0.3	0.5	2004	-1.5	3.9	2.4	2.9

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

California Intermediate-Term Tax-Exempt Fund
Investor Shares	3/4/1994	3.17%	6.00%	1.39%	4.67%	6.06%
Admiral Shares	11/12/2001	3.23	4.32**	—	—	—

*	Derived from data provided by Lipper Inc.
**	Returns since inception on November 12, 2001.
†	Lehman 7 Year Municipal Bond Index.
Note: See Financial Highlights tables on page 55 for dividend and capital gains information.

PERFORMANCE SUMMARIES (CONTINUED)

CALIFORNIA LONG-TERM TAX-EXEMPT FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

California Long-Term Tax-Exempt Fund Investor Shares	3.32%	6.86%	7.28%	$20,190
Lehman Municipal Bond Index	4.07	6.78	7.16	19,969
Lehman 10 Year Municipal Bond Index	4.03	6.68	7.15	19,947
Average California Municipal Debt Fund*	3.79	6.11	6.47	18,726

	One Year	Since Inception**	Final Value of a $250,000 Investment

California Long-Term Tax-Exempt Fund Admiral Shares	3.37%	4.41%	$285,166
Lehman Municipal Bond Index	4.07	5.06	290,621
Lehman 10 Year Municipal Bond Index	4.03	5.06	290,613

Fiscal-Year Total Returns (%) November 30, 1994–November 30, 2004

	California Long-Term Tax-Exempt Fund Investor Shares			Lehman†		California Long-Term Tax-Exempt Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	13.6%	6.5%	20.1%	18.6%	2000	5.5%	5.6%	11.1%	7.7%
1996	1.3	5.6	6.9	5.7	2001	2.6	5.1	7.7	8.2
1997	1.1	5.4	6.5	7.1	2002	0.5	4.9	5.4	6.7
1998	3.1	5.2	8.3	8.1	2003	2.2	4.8	7.0	6.9
1999	-7.0	4.8	-2.2	-0.4	2004	-1.3	4.6	3.3	4.0

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

California Long-Term Tax-Exempt Fund
Investor Shares	4/7/1986	4.31%	6.85%	1.64%	5.24%	6.88%
Admiral Shares	11/12/2001	4.37	4.77**	—	—	—

*	Derived from data provided by Lipper Inc.; based on the Average California Insured Municipal Debt Fund through March 31, 2002, and the Average California Municipal Debt Fund thereafter.
**	Returns since inception on November 12, 2001.
†	Lehman 10 Year Municipal Bond Index.
Notes: Returns shown are rounded, but the dollar calculations are based on unrounded return figures. See Financial Highlights tables on page 56 for dividend and capital gains information.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended November 30, 2004
California Tax-Exempt Fund	Beginning Account Value 5/31/2004	Ending Account Value 11/30/2004	Expenses Paid During Period*

Based on Actual Fund Return
Money Market	$1,000.00	$1,006.14	$0.60
Intermediate-Term
Investor Shares	1,000.00	1,032.71	0.71
Admiral Shares	1,000.00	1,032.97	0.46
Long-Term
Investor Shares	1,000.00	1,042.53	0.71
Admiral Shares	1,000.00	1,042.79	0.46

Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.40	$0.61
Intermediate-Term
Investor Shares	1,000.00	1,024.30	0.71
Admiral Shares	1,000.00	1,024.55	0.46
Long-Term
Investor Shares	1,000.00	1,024.30	0.71
Admiral Shares	1,000.00	1,024.55	0.46

*	These calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.12%; for the California Intermediate-Term Tax-Exempt Fund, 0.14% for Investor Shares and 0.09% for Admiral Shares; for the California Long-Term Tax-Exempt Fund, 0.14% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund

Expense Ratios:
Your fund compared with its peer group
California Tax-Exempt Fund	Investor Shares	Admiral Shares	Peer Group*

Money Market	0.13%	—	0.60%
Intermediate-Term	0.15	0.09%	0.80
Long-Term	0.15	0.09	1.08

*	Peer-groups are: for the California Tax-Exempt Money Market Fund, the Average California Tax-Exempt Money Market Fund; for the California Intermediate-Term Tax-Exempt Fund, the Average California Intermediate Municipal Debt Fund; and for the California Long-Term Tax-Exempt Fund, the Average California Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 17 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 11/30/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

California Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

MUNICIPAL BONDS (100.0%)

ABAG Finance Auth. for Non-Profit Corp. California
(Computer History Museum) VRDO	1.65%	12/7/2004	LOC	$19,000	$19,000
ABAG Finance Auth. for Non-Profit Corp. California
(Valley Christian Schools) VRDO	1.66%	12/7/2004	LOC	10,900	10,900
ABAG Finance Auth. for Non-Profit Corp. California
(Zoological Society San Diego Zoo) VRDO	1.66%	12/7/2004	LOC	35,500	35,500
Alameda-Contra Costa CA School Financing Auth. (Capital
Improvement Financing Pooled Project) COP VRDO	1.70%	12/7/2004	LOC	3,885	3,885
Alvord CA USD TOB VRDO	1.69%	12/7/2004	(1)*	4,020	4,020
Alvord CA USD TOB VRDO	1.72%	12/7/2004	(1)*	15,650	15,650
Anaheim CA Public Improvement Corp. Lease COP VRDO	1.62%	12/7/2004	(2)	23,580	23,580
Berkeley CA TRAN	3.50%	11/29/2005		25,000	25,358
Cabrillo CA Community College Dist. Rev. TOB VRDO	1.70%	12/7/2004	(1)*	2,675	2,675
California Dept. of Transp. Rev. Federal Highway
Grant Anticipation Bonds TOB VRDO	1.70%	12/7/2004	(3)*	5,505	5,505
California Dept. of Veteran Affairs VRDO	1.62%	12/7/2004		16,855	16,855
California Dept. of Water Resources Water System Rev
(Central Valley) TOB VRDO	1.69%	12/7/2004	*	16,435	16,435
California Dept. of Water Resources Water System Rev
(Central Valley) TOB VRDO	1.72%	12/7/2004	(3)*	16,975	16,975

California Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California Educ. Fac. Auth. Rev
(California Institute of Technology) TOB VRDO	1.70%	12/7/2004	*	$13,000	$13,000
California Educ. Fac. Auth. Rev
(California Institute of Technology) TOB VRDO	1.70%	12/7/2004	*	8,415	8,415
California Educ. Fac. Auth. Rev. (Pepperdine Univ.) VRDO	1.67%	12/7/2004		4,255	4,255
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO	1.58%	12/7/2004		4,580	4,580
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO	1.58%	12/7/2004		7,565	7,565
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO	1.58%	12/7/2004		9,000	9,000
California Educ. Fac. Auth. Rev
(Univ. of San Francisco) VRDO	1.67%	12/7/2004	LOC	6,400	6,400
California GO CP	1.77%	12/9/2004	LOC	22,000	22,000
California GO RAN	3.00%	6/30/2005		75,150	75,694
California GO TOB VRDO	1.69%	12/7/2004	(2)*	5,225	5,225
California GO TOB VRDO	1.69%	12/7/2004	(1)*	5,250	5,250
California GO TOB VRDO	1.69%	12/7/2004	(1)*	5,350	5,350
California GO TOB VRDO	1.69%	12/7/2004	(2)*	3,480	3,480
California GO TOB VRDO	1.70%	12/7/2004	(1)*	18,000	18,000
California GO TOB VRDO	1.70%	12/7/2004	(4)*	24,380	24,380
California GO TOB VRDO	1.71%	12/7/2004	(10)*	23,905	23,905
California GO TOB VRDO	1.72%	12/7/2004	(10)*	4,995	4,995
California GO TOB VRDO	1.72%	12/7/2004	(2)*	19,995	19,995
California GO VRDO	1.63%	12/1/2004	LOC	4,000	4,000
California GO VRDO	1.63%	12/7/2004	LOC	20,700	20,700
California GO VRDO	1.66%	12/7/2004	LOC	25,600	25,600
California Health Fac. Finance Auth. Rev
(Adventist Health System West Sutter Health) VRDO	1.65%	12/7/2004	LOC	20,900	20,900
California Health Fac. Finance Auth. Rev
(Adventist Health System West Sutter Health) VRDO	1.66%	12/7/2004	LOC	16,700	16,700
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West) VRDO	1.66%	12/7/2004	(1)	7,300	7,300
California Health Fac. Finance Auth. Rev
(Memorial Health Services) VRDO	1.66%	12/7/2004		47,120	47,120
California Housing Finance Agency
Home Mortgage Rev. TOB VRDO	1.75%	12/7/2004	*	8,080	8,080
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.70%	12/1/2004		29,920	29,920
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.71%	12/1/2004	LOC	14,100	14,100
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.79%	12/1/2004	(4)	8,400	8,400
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.69%	12/7/2004	(4)	24,700	24,700
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.70%	12/7/2004	(4)	4,600	4,600
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.70%	12/7/2004	(4)	4,900	4,900
California Housing Finance Agency
Home Mortgage Rev. VRDO	1.75%	12/7/2004		60,000	60,000
California Housing Finance Agency
Single Family Mortgage Rev. TOB VRDO	1.71%	12/7/2004	*	26,000	26,000
California Housing Finance Agency
Single Family Mortgage Rev. TOB VRDO	1.75%	12/7/2004	*	20,000	20,000

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California Housing Finance Agency
Single Family Mortgage Rev. TOB VRDO	1.75%	12/7/2004	*	$109,550	$109,550
California Housing Finance Agency
Single Family Mortgage Rev. TOB VRDO	1.75%	12/7/2004	*	39,000	39,000
California Infrastructure & Econ. Dev. Bank Rev
(Bay Area Toll) TOB VRDO	1.70%	12/7/2004	(2)*	21,000	21,000
California Infrastructure & Econ. Dev. Bank Rev
(J. Paul Getty Trust) PUT	1.62%	10/3/2005		13,000	13,000
California Infrastructure & Econ. Dev. Bank Rev
(J. Paul Getty Trust) PUT	1.62%	10/3/2005		14,000	14,000
California Infrastructure & Econ. Dev. Bank Rev. TOB VRDO	1.70%	12/7/2004	*	7,455	7,455
California Infrastructure & Econ. Dev. Bank Rev. VRDO	1.63%	12/1/2004	(2)	27,000	27,000
California State Dept. of Water Resources
Power Supply Rev. TOB VRDO	1.69%	12/7/2004	(2)*	27,470	27,470
California State Dept. of Water Resources
Power Supply Rev. TOB VRDO	1.70%	12/7/2004	(10)*	26,220	26,220
California State Dept. of Water Resources
Power Supply Rev. TOB VRDO	1.70%	12/7/2004	(10)*	5,760	5,760
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.60%	12/7/2004	LOC	5,150	5,150
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.62%	12/7/2004	LOC	52,000	52,000
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.64%	12/7/2004	LOC	5,500	5,500
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.65%	12/7/2004	(4)	28,300	28,300
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.66%	12/7/2004	(2)	16,020	16,020
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.66%	12/7/2004	LOC	27,700	27,700
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.67%	12/7/2004	LOC	29,900	29,900
California State Econ. Recovery Bonds TOB VRDO	1.72%	12/7/2004	*	25,000	25,000
California State Econ. Recovery Bonds TOB VRDO	1.72%	12/7/2004	*	15,000	15,000
California State Econ. Recovery Bonds VRDO	1.62%	12/1/2004		5,900	5,900
California State Econ. Recovery Bonds VRDO	1.63%	12/1/2004	LOC	900	900
California State Econ. Recovery Bonds VRDO	1.63%	12/1/2004	LOC	2,000	2,000
California State Econ. Recovery Bonds VRDO	1.65%	12/1/2004		33,050	33,050
California State Econ. Recovery Bonds VRDO	1.63%	12/7/2004	(10)	5,500	5,500
California State Econ. Recovery Bonds VRDO	1.64%	12/7/2004	(10)	18,000	18,000
California State Econ. Recovery Bonds VRDO	1.64%	12/7/2004	LOC	21,200	21,200
California State Econ. Recovery Bonds VRDO	1.66%	12/7/2004	(10)	57,000	57,000
California State Econ. Recovery Bonds VRDO	1.67%	12/7/2004	LOC	23,000	23,000
California State Univ. Institute CP	1.22%	12/10/2004	LOC	5,600	5,600
California State Univ. Rev. Systemwide TOB VRDO	1.69%	12/7/2004	(4)*	3,305	3,305
California Statewide Community Dev. Auth
Multifamily Rev. (Canyon Creek Apartments) VRDO	1.68%	12/7/2004		28,800	28,800
California Statewide Community Dev. Auth
Multifamily Rev. (Knoll Apartments) VRDO	1.68%	12/7/2004		12,715	12,715
California Statewide Community Dev. Auth
Multifamily Rev. (Northwest Gateway Apartments) PUT	1.07%	12/15/2004		23,500	23,500

California Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California Statewide Community Dev. Auth
Multifamily Rev. (Valley Palms Apartments) VRDO	1.68%	12/7/2004		$13,500	$13,500
California Statewide Community Dev. Auth
Multifamily Rev. (Wilshire Court Apartments) PUT	1.375%	12/1/2004		32,500	32,500
California Statewide Community Dev. Auth. Rev
(Children's Hosp. of Los Angeles) VRDO	1.62%	12/7/2004	(2)	15,000	15,000
California Statewide Community Dev. Auth. Rev
(Children's Hosp. of Los Angeles) VRDO	1.62%	12/7/2004	(2)	15,000	15,000
California Statewide Community Dev. Auth. Rev
(Kaiser Permanente) VRDO	1.68%	12/7/2004		20,000	20,000
California Statewide Community Dev. Auth. Rev
(Museum of Art) VRDO	1.62%	12/7/2004	(3)	26,125	26,125
California Statewide Community Dev. Auth. Rev
(San Bernardino) TRAN	3.00%	6/30/2005		65,500	65,998
Contra Costa CA Housing Finance Agency
Home Mortgage Rev. (Park Regency) VRDO	1.67%	12/7/2004		32,500	32,500
Contra Costa CA Water Dist. Rev. TOB VRDO	1.69%	12/7/2004	(4)*	5,640	5,640
Dublin San Ramon CA Services Dist. East Bay Muni
Util. Dist. Recycled Water Auth. CP	1.85%	2/17/2005	LOC	28,000	28,000
Dublin San Ramon CA Services Dist. Sewer COP VRDO	1.64%	12/7/2004	(1)	27,535	27,535
East Bay CA Muni. Util. Dist
WasteWater System Rev. VRDO	1.62%	12/7/2004	(10)	15,500	15,500
East Bay CA Muni. Util. Dist. Water System Rev. CP	1.50%	12/6/2004		35,000	35,000
East Bay CA Muni. Util. Dist. Water System Rev. CP	1.75%	12/14/2004		11,900	11,900
East Bay CA Muni. Util. Dist. Water System Rev. VRDO	1.62%	12/7/2004	(4)	25,720	25,720
East Side CA Union High School Dist. TOB VRDO	1.72%	12/7/2004	(1)*	23,640	23,640
Fontana CA USD (School Fac. Bridge Funding Program)
COP VRDO	1.64%	12/7/2004	(4)	9,740	9,740
Fresno CA Sewer Rev. VRDO	1.63%	12/7/2004	(3)	27,750	27,750
Irvine CA Assessment Dist. Improvement Bonds VRDO	1.62%	12/1/2004	LOC	25,973	25,973
Irvine CA Assessment Dist. Improvement Bonds VRDO	1.63%	12/1/2004	LOC	13,100	13,100
Irvine CA Assessment Dist. Improvement Bonds VRDO	1.64%	12/1/2004	LOC	8,023	8,023
Irvine CA Ranch Water Dist. Rev. VRDO	1.62%	12/1/2004	LOC	13,100	13,100
Irvine CA Ranch Water Dist. Rev. VRDO	1.62%	12/1/2004	LOC	20,400	20,400
Irvine CA Ranch Water Dist. Rev. VRDO	1.64%	12/1/2004	LOC	6,700	6,700
Irvine CA Ranch Water Dist. Rev. VRDO	1.74%	12/1/2004	LOC	17,850	17,850
Irvine CA USD VRDO	1.63%	12/1/2004	LOC	22,125	22,125
Kern County CA (Public Fac.) VRDO	1.63%	12/7/2004	LOC	2,000	2,000
Kern County CA (Public Fac.) VRDO	1.63%	12/7/2004	LOC	5,500	5,500
Kern County CA (Public Fac.) VRDO	1.63%	12/7/2004	LOC	2,400	2,400
Kern County CA (Public Fac.) VRDO	1.63%	12/7/2004	LOC	2,600	2,600
Koch Industries California TOB VRDO	1.72%	12/7/2004	*	17,113	17,113
Long Beach CA Harbor Rev. TOB VRDO	1.72%	12/7/2004	(3)*	6,710	6,710
Long Beach CA Harbor Rev. TOB VRDO	1.74%	12/7/2004	(3)*	2,495	2,495
Long Beach CA Harbor Rev. TOB VRDO	1.77%	12/7/2004	(1)*	16,485	16,485
Long Beach CA Harbor Rev. VRDO	1.67%	12/7/2004	(1)	25,000	25,000
Long Beach CA Water Rev. CP	1.70%	12/9/2004		6,000	6,000
Los Angeles CA Community Redev. Agency Multifamily
Housing Rev. (Metropolitan Lofts Apartments) VRDO	1.71%	12/7/2004	LOC	17,750	17,750
Los Angeles CA Convention & Exhibit Center Auth
Lease Rev. VRDO	1.63%	12/7/2004	(2)	15,775	15,775

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Los Angeles CA Convention & Exhibit Center Auth
Lease Rev. VRDO	1.65%	12/7/2004	(2)	$16,500	$16,500
Los Angeles CA Dept. of Airports
International Airport Rev. VRDO	1.79%	12/1/2004	LOC	14,000	14,000
Los Angeles CA Dept. of Airports
International Airport Rev. VRDO	1.63%	12/7/2004	LOC	18,700	18,700
Los Angeles CA Dept. of Airports
International Airport Rev. VRDO	1.64%	12/7/2004	LOC	10,000	10,000
Los Angeles CA Dept. of Water & Power Rev. CP	1.83%	3/10/2005		20,000	20,000
Los Angeles CA Dept. of Water & Power Rev. TOB VRDO	1.71%	12/7/2004	(1)*	8,350	8,350
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.62%	12/7/2004		21,020	21,020
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.62%	12/7/2004		4,530	4,530
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.62%	12/7/2004		65,800	65,800
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.64%	12/7/2004		10,000	10,000
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.64%	12/7/2004		24,100	24,100
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.64%	12/7/2004		37,100	37,100
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.66%	12/7/2004		58,100	58,100
Los Angeles CA Harbor Dept. CP	1.75%	12/9/2004		10,606	10,606
Los Angeles CA Harbor Dept. CP	1.82%	2/4/2005		10,072	10,072
Los Angeles CA Multifamily Housing Rev. (San Regis) VRDO	1.68%	12/7/2004		23,600	23,600
Los Angeles CA TRAN TOB VRDO	1.72%	12/7/2004	*	18,225	18,225
Los Angeles CA TRAN TOB VRDO	1.72%	12/7/2004	*	15,000	15,000
Los Angeles CA USD GO TOB VRDO	1.69%	12/7/2004	(3)*	11,120	11,120
Los Angeles CA USD GO TOB VRDO	1.69%	12/7/2004	(4)*	6,500	6,500
Los Angeles CA USD GO TOB VRDO	1.69%	12/7/2004	(1)*	5,410	5,410
Los Angeles CA USD GO TOB VRDO	1.70%	12/7/2004	(4)*	6,480	6,480
Los Angeles CA USD GO TOB VRDO	1.70%	12/7/2004	(1)*	4,900	4,900
Los Angeles CA USD GO TOB VRDO	1.72%	12/7/2004	(3)*	8,180	8,180
Los Angeles CA USD GO TOB VRDO	1.72%	12/7/2004	(1)*	46,150	46,150
Los Angeles CA USD TOB VRDO	1.70%	12/7/2004	(4)*	12,910	12,910
Los Angeles CA USD TOB VRDO	1.72%	12/7/2004	*	21,975	21,975
Los Angeles CA Wastewater System Rev. PUT	1.15%	12/9/2004	(3)	9,790	9,790
Los Angeles CA Wastewater System Rev. TOB VRDO	1.70%	12/7/2004	(4)*	5,230	5,230
Los Angeles CA Wastewater System Rev. TOB VRDO	1.70%	12/7/2004	(4)*	8,725	8,725
Los Angeles CA Wastewater System Rev. TOB VRDO	1.70%	12/7/2004	(4)*	11,880	11,880
Los Angeles County CA Metro. Transp
Auth. Sales Tax Rev. CP	1.40%	12/8/2004	LOC	7,000	7,000
Los Angeles County CA Metro. Transp
Auth. Sales Tax Rev. TOB VRDO	1.70%	12/7/2004	(1)*	10,000	10,000
Los Angeles County CA Metro. Transp
Auth. Sales Tax Rev. TOB VRDO	1.70%	12/7/2004	(1)*	9,565	9,565
Los Angeles County CA Metro. Transp
Auth. Sales Tax Rev. VRDO	1.62%	12/7/2004	(1)	63,630	63,630
Los Angeles County CA Metro. Transp
Auth. Sales Tax Rev. VRDO	1.62%	12/7/2004	(3)	43,100	43,100
Los Angeles County CA Pension Obligations VRDO	1.62%	12/7/2004	(2)	12,900	12,900
Los Angeles County CA Pension Obligations VRDO	1.62%	12/7/2004	(2)	28,480	28,480
Los Angeles County CA TRAN	3.00%	6/30/2005		88,950	89,619
Metro. Water Dist. of Southern California Rev. VRDO	1.62%	12/1/2004		9,600	9,600
Metro. Water Dist. of Southern California Rev. VRDO	1.62%	12/7/2004		2,000	2,000
Metro. Water Dist. of Southern California Rev. VRDO	1.62%	12/7/2004	(2)	12,830	12,830

California Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Metro. Water Dist. Of Southern California Rev. VRDO	1.62%	12/7/2004		$ 19,000	$ 19,000
Metro. Water Dist. Of Southern California Rev. VRDO	1.62%	12/7/2004		18,300	18,300
Metro. Water Dist. Of Southern California Rev. VRDO	1.62%	12/7/2004		19,000	19,000
Metro. Water Dist. Of Southern California Rev. VRDO	1.62%	12/7/2004		33,300	33,300
Metro. Water Dist. Of Southern California Rev. VRDO	1.65%	12/7/2004		19,300	19,300
Metro. Water Dist. Of Southern California Rev. VRDO	1.65%	12/7/2004		15,000	15,000
Metro. Water Dist. Of Southern California Rev. VRDO	1.65%	12/7/2004		26,400	26,400
Metro. Water Dist. Of Southern California Rev. VRDO	1.65%	12/7/2004		7,900	7,900
Metro. Water Dist. Of Southern California Rev. VRDO	1.67%	12/7/2004		20,000	20,000
Mission Viejo CA Community Dev. Financing Auth
(Mission Viejo Mall Improvement) VRDO	1.66%	12/7/2004	LOC	29,600	29,600
MSR California Public Power Agency Rev
(San Juan Project) VRDO	1.65%	12/1/2004	(1)	29,150	29,150
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO	1.64%	12/1/2004		8,100	8,100
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO	1.64%	12/1/2004		4,000	4,000
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO	1.66%	12/1/2004		3,300	3,300
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO	1.70%	12/7/2004		10,200	10,200
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO	1.70%	12/7/2004		25,000	25,000
Northern California Power Agency
(Hydroelectric Project) VRDO	1.66%	12/7/2004	(1)	34,250	34,250
Oakland CA TRAN	3.00%	7/27/2005		20,000	20,154
Oceanside CA Multifamily Housing Rev
(Lakeridge Apartments) VRDO	1.65%	12/7/2004		36,940	36,940
Orange County CA Apartment Dev. Rev. VRDO	1.65%	12/7/2004		58,200	58,200
Orange County CA Sanitation Dist. COP VRDO	1.64%	12/1/2004		3,740	3,740
Orange County CA Sanitation Dist. COP VRDO	1.62%	12/7/2004	(2)	39,720	39,720
Orange County CA Water Dist. COP VRDO	1.62%	12/7/2004		25,000	25,000
Otay CA Water Dist. (Capital Project) COP VRDO	1.66%	12/7/2004	LOC	10,100	10,100
Pasadena CA COP
(City Hall & Park Improvement Project) VRDO	1.64%	12/7/2004	(2)	10,000	10,000
Port of Oakland CA CP	1.85%	3/9/2005	LOC	19,000	19,000
Port of Oakland CA Rev. TOB VRDO	1.70%	12/7/2004	(3)*	5,830	5,830
Port of Oakland CA Rev. TOB VRDO	1.73%	12/7/2004	(3)*	3,802	3,802
Riverside County CA (Election 2003) TOB VRDO	1.69%	12/7/2004	(10)*	5,240	5,240
Sacramento CA County Sanitation Dist
Financing Auth. TOB VRDO	1.70%	12/7/2004	(2)*	7,530	7,530
Sacramento CA Muni. Util. Dist. Rev. TOB VRDO	1.70%	12/7/2004	(1)*	2,100	2,100
Sacramento CA Muni. Util. Dist. Rev. TOB VRDO	1.70%	12/7/2004	(1)*	2,495	2,495
Sacramento CA USD TRAN	3.50%	11/30/2005		10,000	10,142
Sacramento County CA
(Administration Center & Courthouse) VRDO	1.67%	12/7/2004	LOC	20,400	20,400
San Bernardino County CA Medical Center COP VRDO	1.63%	12/7/2004	(1)	36,365	36,365
San Diego CA Community College Dist. GO TOB VRDO	1.69%	12/7/2004	(4)*	10,350	10,350
San Diego CA County & School Dist. TRAN	3.25%	7/25/2005		102,600	103,628
San Diego CA Housing Auth. Multifamily Housing Rev
(Broadway Square) PUT	2.10%	5/15/2005	(10)	29,500	29,500
San Diego CA Housing Auth. Multifamily Housing Rev
(Canyon Rim Apartments) VRDO	1.68%	12/7/2004		32,440	32,440
San Diego CA USD TOB VRDO	1.69%	12/7/2004	(3)*	5,635	5,635
San Diego CA USD TOB VRDO	1.69%	12/7/2004	(3)*	3,150	3,150
San Diego CA USD TOB VRDO	1.70%	12/7/2004	(3)*	2,485	2,485

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

San Diego CA USD TOB VRDO	1.70%	12/7/2004	(4)*	$ 8,650	$ 8,650
San Diego County CA Teeter Obligation CP	1.85%	2/16/2005	LOC	11,600	11,600
San Diego County CA Water Auth. CP	1.30%	12/8/2004		8,000	8,000
San Diego County CA Water Auth. CP	1.50%	12/15/2004		31,100	31,100
San Diego County CA Water Auth. CP	1.85%	2/7/2005		11,500	11,500
San Francisco CA Bay Area Rapid Transit Dist
Sales Tax Rev. TOB VRDO	1.69%	12/7/2004	(3)*	2,745	2,745
San Francisco CA City & County Finance Corp.
Lease Rev. (Moscone Center Expansion) VRDO	1.60%	12/7/2004	(2)	45,800	45,800
San Francisco CA City & County Finance Corp.
Lease Rev. (Moscone Center Expansion) VRDO	1.64%	12/7/2004	(2)	32,100	32,100
San Francisco CA City & County International
Airport Rev. TOB VRDO	1.72%	12/7/2004	(3)*	10,170	10,170
San Francisco CA City & County Multifamily Housing Rev
(City Heights Apartments) VRDO	1.68%	12/7/2004		4,000	4,000
San Francisco CA City & County Public Util. TOB VRDO	1.72%	12/7/2004	(1)*	8,595	8,595
San Francisco CA City & County TOB VRDO	1.70%	12/7/2004	(1)*	4,340	4,340
San Francisco CA City & County USD TOB VRDO	1.70%	12/7/2004	(4)*	2,775	2,775
San Francisco County CA Transp. Auth. CP	1.20%	12/9/2004		9,000	9,000
San Francisco County CA Transp. Auth. CP	1.20%	12/10/2004		10,250	10,250
San Francisco County CA Transp. Auth. CP	1.88%	4/11/2005		18,300	18,300
San Jose CA Financing Auth. CP	1.85%	7/1/2005	LOC	13,579	13,579
San Jose CA USD GO TRAN	3.00%	11/17/2005		23,000	23,223
San Jose/Santa Clara CA Clean
Water & Sewer Finance Auth. VRDO	1.62%	12/7/2004	(3)	3,700	3,700
Santa Rosa CA Waste Water Rev. VRDO	1.67%	12/7/2004	LOC	14,000	14,000
Sonoma County CA TRAN	3.00%	10/13/2005		30,000	30,339
Southern California Home Financing Auth
Single Family Mortgage Rev. TOB VRDO	1.75%	12/7/2004	*	32,820	32,820
Southern California Home Financing Auth
Single Family Mortgage Rev. TOB VRDO	1.75%	12/7/2004	*	32,295	32,295
Southern California Home Financing Auth
Single Family Mortgage Rev. VRDO	1.70%	12/7/2004		15,000	15,000
Southern California Public Power Auth. Rev
(Palo Verde Project) VRDO	1.62%	12/7/2004	(2)	18,870	18,870
Southern California Public Power Auth. Rev
(Transmission Project) VRDO	1.62%	12/7/2004	(2) LOC	10,900	10,900
Southern California Public Power Auth. Rev
(Transmission Project) VRDO	1.63%	12/7/2004	(4)	55,150	55,150
Southern California Public Power Auth. Rev
(Transmission Project) VRDO	1.63%	12/7/2004	(4)	6,595	6,595
Southern California Public Power Auth. Rev
(Transmission Project) VRDO	1.63%	12/7/2004	(4)	45,465	45,465
Torrance CA Hospital Rev
(Torrance Memorial Medical Center) VRDO	1.68%	12/7/2004	LOC	3,000	3,000
Univ. of California Regents CP	1.77%	12/8/2004		10,500	10,500
Univ. of California Regents CP	1.20%	12/9/2004		18,500	18,500
Univ. of California Regents CP	1.64%	12/9/2004		20,000	20,000
Univ. of California Regents CP	1.33%	12/10/2004		6,000	6,000
Univ. of California Regents CP	1.82%	2/8/2005		18,600	18,600
Univ. of California Rev. TOB VRDO	1.69%	12/7/2004	(2)*	11,470	11,470

California Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Univ. of California Rev. TOB VRDO	1.70%	12/7/2004	(2)*	$ 10,040	$ 10,040
Univ. of California Rev. TOB VRDO	1.70%	12/7/2004	(4)*	2,645	2,645
Val Verde CA USD COP VRDO	1.66%	12/7/2004	LOC	3,100	3,100
Ventura County CA TRAN	3.00%	7/1/2005		74,950	75,513
Vernon CA Electric System Rev. (Malburg Project) VRDO	1.66%	12/7/2004	LOC	18,750	18,750
Wateruse Financial Auth. of California VRDO	1.67%	12/7/2004	(4)	59,205	59,205
Outside California:
Puerto Rico GO TOB VRDO	1.67%	12/7/2004	(4)*	16,680	16,680
Puerto Rico GO TOB VRDO	1.67%	12/7/2004	(1)*	24,995	24,995
Puerto Rico GO TOB VRDO	1.69%	12/7/2004	(3)*	14,655	14,655
Puerto Rico Govt. Dev. Bank VRDO	1.58%	12/7/2004	(1)	500	500
Puerto Rico Highway & Transp. Auth. Rev. VRDO	1.63%	12/7/2004	(2)	9,600	9,600
Puerto Rico Infrastructure Financing Auth
Special Obligation Bonds TOB VRDO	1.67%	12/7/2004	(ETM)*	20,700	20,700
Puerto Rico Public Buildings Auth. Govt. Fac. Rev
TOB VRDO	1.69%	12/7/2004	(10)*	11,390	11,390
Puerto Rico Public Buildings Auth. Govt. Fac. Rev
TOB VRDO	1.69%	12/7/2004	(10)*	5,000	5,000

TOTAL MUNICIPAL BONDS
(Cost $4,755,616)					4,755,616

OTHER ASSETS AND LIABILITIES

Other Assets—Note B					41,957
Liabilities					(39,791)

					2,166

NET ASSETS (100%)

Applicable to 4,757,672,247 outstanding $.001
par value shares of beneficial interest (unlimited authorization)					$4,757,782

NET ASSET VALUE PER SHARE					$1.00

^	See Note A in Notes to Financial Statements.
*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the aggregate value of these securities
For key to abbreviations and other references, see page 50.

AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

	Amount (000)	Per Share

Paid-in Capital	$4,757,799	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(17)	—
Unrealized Appreciation	—	—

NET ASSETS	$4,757,782	$1.00

California Intermediate-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

MUNICIPAL BONDS (99.6%)

ABAG Finance Auth. for Non-Profit Corp. California
(Children's Hosp. Medical Center) COP	6.00%	12/1/2015	(2)	$ 9,180	$ 10,420
Alameda CA Corridor Transp. Auth. Rev	5.125%	10/1/2014	(1)	10,150	11,098
Alameda County CA (Medical Center) COP	5.25%	6/1/2008	(1)(ETM)	1,965	2,151
Alameda County CA (Medical Center) COP	5.25%	6/1/2009	(1)(ETM)	2,910	3,177
Alameda County CA (Medical Center) COP	5.25%	6/1/2012	(1)(ETM)	1,595	1,744
Alameda County CA (Medical Center) COP	5.25%	6/1/2013	(1)(ETM)	1,785	1,952
Alameda County CA (Medical Center) COP	5.375%	6/1/2014	(1)(ETM)	1,880	2,068
Alameda County CA (Medical Center) COP	5.375%	6/1/2015	(1)(ETM)	3,960	4,357
Alameda County CA COP	5.375%	12/1/2010	(1)	2,000	2,236
Alameda County CA COP	5.375%	12/1/2012	(1)	11,000	12,304
Alameda County CA COP	5.375%	12/1/2013	(1)	13,930	15,570
Alameda County CA COP	5.375%	12/1/2014	(1)	4,790	5,361
Alameda County CA COP	5.375%	12/1/2015	(1)	1,500	1,658
Anaheim CA Public Finance Auth. Electric System Rev	5.25%	10/1/2014	(4)	2,330	2,585
Anaheim CA Public Finance Auth. Electric System Rev	5.00%	10/1/2015	(4)	4,010	4,308
Anaheim CA Public Finance Auth. Electric System Rev	5.00%	10/1/2016	(4)	5,000	5,337
Anaheim CA Public Finance Auth. Electric System Rev	5.00%	10/1/2016	(1)	1,915	2,058
Anaheim CA Public Finance Auth. Electric System Rev	5.25%	10/1/2017	(4)	2,750	2,991
Anaheim CA Union High School Dist. GO	5.375%	8/1/2015	(4)	1,000	1,106
Anaheim CA Union High School Dist. GO	5.375%	8/1/2016	(4)	1,250	1,379
Anaheim CA Union High School Dist. GO	5.375%	8/1/2017	(4)	2,235	2,456
Antioch CA Public Finance Auth. Reassessment Rev	5.00%	9/2/2013	(2)	11,705	12,440
Burbank CA Public Finance Auth	5.25%	12/1/2012	(2)	3,540	3,967
Burbank CA Public Finance Auth	5.25%	12/1/2013	(2)	4,615	5,167
Cabrillo CA Community College Dist. Rev	0.00%	8/1/2011	(3)	2,465	1,921
Cabrillo CA Community College Dist. Rev	0.00%	8/1/2012	(3)	2,525	1,862
Cabrillo CA Community College Dist. Rev	0.00%	8/1/2013	(3)	2,590	1,806
Cabrillo CA Community College Dist. Rev	0.00%	8/1/2014	(3)	2,655	1,752
California Dept. of Transp. Rev. Federal Highway
Grant Anticipation Bonds	5.00%	2/1/2008	(2)	13,500	14,586
California Dept. of Veteran Affairs Rev	4.95%	12/1/2012		2,375	2,480
California Dept. of Veteran Affairs Rev	5.05%	12/1/2013		4,030	4,197
California Dept. of Water Resources
Water System Rev. (Central Valley)	5.00%	12/1/2012	(3)	3,640	4,024
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)	6.875%	6/1/2014		360	427
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)	6.875%	6/1/2015		380	453
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)	6.875%	6/1/2016		400	479
California Educ. Fac. Auth. Rev
(Univ. of Southern California)	5.60%	10/1/2009		2,680	2,949
California GO	5.50%	6/1/2006		3,260	3,408
California GO	5.00%	2/1/2008		1,000	1,070
California GO	6.50%	2/1/2008		1,120	1,248
California GO	5.25%	10/1/2009		1,835	2,013
California GO	5.75%	12/1/2009	(3)	11,765	13,361
California GO	5.25%	10/1/2010		1,000	1,102
California GO	5.75%	10/1/2010		1,250	1,411
California GO	5.00%	2/1/2011		1,180	1,283
California GO	5.75%	2/1/2011	(3)	6,500	7,385
California GO	5.40%	12/1/2014	(1)	2,780	2,913
California GO	5.375%	4/1/2015		7,095	7,705

California Intermediate-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California GO VRDO	1.63%	12/1/2004	LOC	$11,900	$11,900
California GO VRDO	1.74%	12/1/2004	LOC	2,000	2,000
California Health Fac. Finance Auth. Rev
(Adventist Health System)	5.00%	3/1/2016		2,170	2,251
California Health Fac. Finance Auth. Rev
(Adventist Health System)	5.00%	3/1/2019		1,025	1,046
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	7.00%	7/1/2005	(2)	3,410	3,507
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	7.00%	7/1/2006	(2)	3,395	3,645
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2007	(1)(Prere.)	975	1,073
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2007	(1)(Prere.)	1,060	1,167
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2007	(1)(Prere.)	905	996
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2007	(1)(Prere.)	1,170	1,288
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2007	(1)(Prere.)	1,075	1,183
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2008	(1)	2,315	2,528
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2009	(1)	2,520	2,732
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.875%	7/1/2009	(2)	5,000	5,204
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2010	(1)	2,155	2,343
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.75%	7/1/2010	(1)	7,000	7,483
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2011	(1)	2,780	3,022
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.50%	7/1/2012	(1)	2,560	2,783
California Health Fac. Finance Auth. Rev. (Children's Hosp.)	6.00%	7/1/2006	(1)	1,000	1,059
California Health Fac. Finance Auth. Rev
(Kaiser Permanente)	5.25%	6/1/2009	(4)(ETM)	6,290	6,910
California Health Fac. Finance Auth. Rev
(Kaiser Permanente)	0.00%	10/1/2009	(1)	7,140	6,103
California Health Fac. Finance Auth. Rev
(Kaiser Permanente)	5.25%	10/1/2009	(2)(ETM)	10,525	11,527
California Health Fac. Finance Auth. Rev
(Kaiser Permanente)	5.25%	6/1/2010	(4)(ETM)	5,310	5,776
California Health Fac. Finance Auth. Rev
(Kaiser Permanente)	5.25%	6/1/2011	(4)(ETM)	7,250	7,891
California Health Fac. Finance Auth. Rev
(Kaiser Permanente)	5.25%	10/1/2016	(ETM)	5,000	5,451
California Health Fac. Finance Auth. Rev
(Lucile Salter Packard Hosp.)	5.00%	8/15/2014	(2)	2,280	2,476
California Health Fac. Finance Auth. Rev
(Lucile Salter Packard Hosp.)	5.00%	8/15/2015	(2)	2,245	2,417

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California Health Fac. Finance Auth. Rev
(Lucile Salter Packard Hosp.)	5.00%	8/15/2016	(2)	$2,515	$2,689
California Health Fac. Finance Auth. Rev
(Lucile Salter Packard Hosp.)	5.00%	8/15/2017	(2)	2,630	2,794
California Health Fac. Finance Auth. Rev
(Pomona Valley Hosp.)	5.75%	7/1/2005	(1)	3,335	3,407
California Health Fac. Finance Auth. Rev
(Pomona Valley Hosp.)	5.75%	7/1/2006	(1)	2,415	2,548
California Health Fac. Finance Auth. Rev
(Pomona Valley Hosp.)	5.50%	7/1/2010	(1)	3,570	3,881
California Health Fac. Finance Auth. Rev
(Sisters of Providence)	6.00%	10/1/2009	(2)	4,490	5,111
California Health Fac. Finance Auth. Rev. (Stanford Hosp.)	5.00%	11/15/2014		2,715	2,889
California Health Fac. Finance Auth. Rev. (Stanford Hosp.)	5.00%	11/15/2015		3,000	3,171
California Health Fac. Finance Auth. Rev. (Stanford Hosp.)	5.00%	11/15/2016		6,275	6,584
California Health Fac. Finance Auth. Rev
(Summit Medical Center)	5.25%	5/1/2009	(4)	3,500	3,700
California Health Fac. Finance Auth. Rev
(Summit Medical Center)	5.25%	5/1/2011	(4)	1,700	1,797
California Health Fac. Finance Auth. Rev. (Sutter Health)	5.50%	8/15/2012	(4)	3,000	3,269
California Health Fac. Finance Auth. Rev. (Sutter Health)	5.50%	8/15/2012	(4)	5,410	5,894
California Housing Finance Agency Home Mortgage Rev	5.85%	8/1/2016	(1)	2,805	2,895
California Housing Finance Agency Home Mortgage Rev	6.25%	8/1/2016		1,110	1,156
California Housing Finance Agency Home Mortgage Rev	0.00%	8/1/2027	(1)	1,440	418
California Infrastructure & Econ. Dev. Bank Rev
(Asian Art Museum)	5.50%	6/1/2012	(1)	1,300	1,455
California Infrastructure & Econ. Dev. Bank Rev
(Asian Art Museum)	5.50%	6/1/2014	(1)	2,935	3,278
California Infrastructure & Econ. Dev. Bank Rev
(Asian Art Museum)	5.50%	6/1/2015	(1)	2,245	2,488
California Infrastructure & Econ. Dev. Bank Rev
(Clean Water State Revolving Fund)	5.00%	10/1/2014		2,500	2,730
California Infrastructure & Econ. Dev. Bank Rev
(Clean Water State Revolving Fund)	5.00%	10/1/2015		3,500	3,767
California Infrastructure & Econ. Dev. Bank Rev
(Clean Water State Revolving Fund)	5.00%	10/1/2016		4,500	4,811
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.00%	10/1/2010		1,325	1,420
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.00%	10/1/2011		1,275	1,366
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.00%	10/1/2012		2,950	3,145
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.00%	10/1/2013		2,350	2,485
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.50%	10/1/2014		2,250	2,430
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.50%	10/1/2015		2,430	2,612
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.50%	10/1/2016		3,620	3,875
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.50%	10/1/2017		3,820	4,075

California Intermediate-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California Infrastructure & Econ. Dev. Bank Rev
(Workers' Compensation)	5.25%	10/1/2013	(2)	$18,000	$20,172
California PCR Financing Auth. Rev
(San Diego Gas & Electric)	5.90%	6/1/2014	(1)	17,135	19,980
California PCR Financing Auth. Solid Waste Disposal Rev
(Republic Services) PUT	2.00%	12/1/2004		4,000	4,000
California PCR Financing Auth. Solid Waste Disposal Rev
(Republic Services) PUT	5.25%	12/1/2017		5,000	5,157
California PCR Financing Auth. Solid Waste Disposal Rev
(Republic Services) PUT	5.25%	12/1/2017		5,000	5,157
California Public Works Board Lease Rev
(California State Univ.)	5.30%	10/1/2015	(2)	6,655	7,244
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	6/1/2006		8,445	8,762
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	6/1/2007		3,600	3,812
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	6/1/2008		7,085	7,592
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	6/1/2009		9,000	9,704
California Public Works Board Lease Rev
(Dept. of Corrections)	5.50%	1/1/2010	(2)	10,000	10,536
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	6/1/2010		4,000	4,327
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	6/1/2011		3,500	3,794
California Public Works Board Lease Rev
(Dept. of Corrections)	5.25%	6/1/2011	(2)	5,050	5,629
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	6/1/2012		5,000	5,416
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	12/1/2012	(1)	10,625	11,731
California Public Works Board Lease Rev
(Dept. of Corrections)	5.50%	1/1/2014	(2)	5,975	6,299
California Public Works Board Lease Rev
(Dept. of Corrections)	5.375%	11/1/2014	(1)	4,400	4,730
California Public Works Board Lease Rev
(Secretary of State)	6.50%	12/1/2008	(2)	5,000	5,741
California Public Works Board Lease Rev
(Univ. of California)	5.50%	9/1/2008	(2)	5,185	5,694
California Public Works Board Lease Rev
(Univ. of California)	5.50%	9/1/2009	(2)	4,015	4,376
California Public Works Board Lease Rev
(Univ. of California)	5.375%	10/1/2016	(1)	4,750	5,166
California State Dept. of Water Resources
Power Supply Rev	5.50%	5/1/2009		10,000	10,994
California State Dept. of Water Resources
Power Supply Rev	5.50%	5/1/2010		3,500	3,871
California State Dept. of Water Resources
Power Supply Rev	5.50%	5/1/2011		7,000	7,793
California State Dept. of Water Resources
Power Supply Rev	5.25%	5/1/2012	(1)	10,000	11,148

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California State Dept. of Water Resources
Power Supply Rev	5.50%	5/1/2013	(2)	$16,985	$19,090
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.63%	12/1/2004	LOC	6,400	6,400
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.66%	12/1/2004	LOC	3,100	3,100
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.74%	12/1/2004	LOC	6,500	6,500
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.66%	12/7/2004	(2)	2,000	2,000
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.66%	12/7/2004	LOC	10,800	10,800
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.67%	12/7/2004	(2)	3,200	3,200
California State Econ. Recovery Bonds	5.00%	7/1/2009		37,370	40,683
California State Econ. Recovery Bonds	5.00%	7/1/2017	(3)	28,000	29,665
California State Econ. Recovery Bonds PUT	5.00%	7/1/2007		10,000	10,620
California State Econ. Recovery Bonds VRDO	1.64%	12/7/2004	(10)	7,000	7,000
California State Univ. Rev. Systemwide	4.00%	11/1/2007	(4)	2,945	3,088
California State Univ. Rev. Systemwide	5.375%	11/1/2014	(3)	5,390	6,028
California Statewide Community Dev. Auth
Multifamily Rev. (Archstone/Seascape) PUT	5.25%	6/1/2008		2,000	2,111
California Statewide Community Dev. Auth. Rev
(Catholic Healthcare West)	6.00%	7/1/2009		2,310	2,554
California Statewide Community Dev. Auth. Rev
(Children's Hosp. Of Los Angeles) COP	6.00%	6/1/2008	(1)	1,000	1,114
California Statewide Community Dev. Auth. Rev
(Children's Hosp. Of Los Angeles) COP	6.00%	6/1/2009	(1)	3,615	4,090
California Statewide Community Dev. Auth. Rev
(Children's Hosp. Of Los Angeles) COP	6.00%	6/1/2011	(1)	2,365	2,726
California Statewide Community Dev. Auth. Rev
(Irvine Apartments) PUT	4.90%	5/15/2008		1,440	1,512
California Statewide Community Dev. Auth. Rev
(Irvine Apartments) PUT	5.05%	5/15/2008		2,500	2,610
California Statewide Community Dev. Auth. Rev
(Irvine Apartments) PUT	5.25%	5/15/2013		5,545	5,768
California Statewide Community Dev. Auth. Rev
(Kaiser Permanente) PUT	3.85%	8/1/2006		20,390	20,760
California Statewide Community Dev. Auth. Rev
(Kaiser Permanente) PUT	3.45%	5/1/2011		8,750	8,553
California Statewide Community Dev. Auth. Rev
(Los Angeles Orthopaedic Hosp. Foundation)	5.125%	6/1/2013	(2)	1,530	1,634
California Statewide Community Dev. Auth. Rev
(Los Angeles Orthopaedic Hosp. Foundation)	5.25%	6/1/2014	(2)	1,610	1,721
California Statewide Community Dev. Auth. Rev
(Memorial Health Services)	6.00%	10/1/2013		6,920	7,789
California Statewide Community Dev. Auth. Rev
(Memorial Health Services)	6.00%	10/1/2014		5,335	5,941
California Statewide Community Dev. Auth. Rev
(Memorial Health Services)	6.00%	10/1/2015		7,780	8,637
California Statewide Community Dev. Auth. Rev
(Republic Services Inc.)	4.95%	12/1/2012		11,500	12,078

California Intermediate-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California Statewide Community Dev. Auth. Rev
(Sherman Oaks Foundation)	5.50%	8/1/2015	(2)	$ 4,685	$ 5,084
California Veterans GO	4.85%	12/1/2011		1,750	1,833
California Veterans GO	5.40%	12/1/2014		4,445	4,633
Capistrano CA Unified Public Schools Rev	6.00%	9/1/2005	(2)	2,395	2,466
Chino Basin CA Regional Financing Auth. Rev
(Muni. Water Dist. Sewer System)	6.50%	8/1/2010	(2)	3,095	3,626
Chula Vista CA IDR (San Diego Gas & Electric) PUT	7.00%	12/1/2005		15,000	15,669
Clovis CA USD GO	0.00%	8/1/2005	(3)(ETM)	5,000	4,935
Clovis CA USD GO	0.00%	8/1/2007	(3)(ETM)	15,000	14,021
Clovis CA USD GO	0.00%	8/1/2008	(3)(ETM)	14,265	12,895
Clovis CA USD GO	0.00%	8/1/2011	(3)	2,675	2,078
Clovis CA USD GO	0.00%	8/1/2012	(3)	4,715	3,465
Compton CA USD GO	5.25%	9/1/2015	(1)	1,295	1,430
Compton CA USD GO	5.25%	9/1/2016	(1)	1,460	1,605
Compton CA USD GO	5.25%	9/1/2017	(1)	1,645	1,802
Contra Costa CA (Merrithew Memorial Hosp.) COP	6.00%	11/1/2007	(1)	2,000	2,204
CSUCI Financing Auth. Rev. California
Rental Housing & Town Center PUT	2.50%	8/1/2007	LOC	15,000	14,980
Culver City CA Redev. Financing Auth	5.375%	11/1/2016	(4)	3,260	3,578
El Dorado County CA Public Agency Finance Auth. Rev	5.60%	2/15/2012	(3)	3,900	4,124
El Dorado County CA Public Agency Finance Auth. Rev	5.50%	2/15/2021	(3)	2,420	2,553
Foothill/Eastern Corridor Agency California Toll Road Rev	5.25%	1/15/2013	(1)*	5,000	5,491
Foothill/Eastern Corridor Agency California Toll Road Rev	5.375%	1/15/2015	(1)*	5,000	5,463
Foothill-De Anza CA Community College Dist. GO	6.00%	8/1/2010	(Prere.)	1,150	1,340
Foothill-De Anza CA Community College Dist. GO	6.00%	8/1/2010	(Prere.)	1,235	1,439
Foothill-De Anza CA Community College Dist. GO	6.00%	8/1/2011		1,330	1,523
Fresno CA Airport Rev	6.00%	7/1/2013	(4)	2,975	3,311
Fresno CA Airport Rev	6.00%	7/1/2015	(4)	2,290	2,536
Glendale CA School Dist. GO	5.75%	9/1/2017	(3)	3,790	4,171
Golden State Tobacco Securitization Corp. California	5.50%	6/1/2019		22,000	22,864
Imperial Irrigation Dist. of California (Electric System) COP	5.20%	11/1/2009	(1)	7,900	8,744
Intermodal Container Transfer Fac
Joint Power Auth. California Rev	5.00%	11/1/2010	(2)	1,470	1,614
Intermodal Container Transfer Fac
Joint Power Auth. California Rev	5.00%	11/1/2011	(2)	1,665	1,834
Intermodal Container Transfer Fac
Joint Power Auth. California Rev	5.125%	11/1/2012	(2)	2,540	2,817
Intermodal Container Transfer Fac
Joint Power Auth. California Rev	5.125%	11/1/2013	(2)	1,870	2,070
Irvine CA Public Fac. & Infrastructure Auth
Assessment Rev	4.60%	9/2/2015	(2)	2,925	3,017
Irvine CA Public Fac. & Infrastructure Auth
Assessment Rev	4.70%	9/2/2016	(2)	3,045	3,141
Irvine CA Ranch Water Dist. Rev. VRDO	1.64%	12/1/2004	LOC	100	100
Irvine CA USD VRDO	1.63%	12/1/2004	LOC	4,200	4,200
Kings River Conservation Dist. CA COP	5.00%	5/1/2013		2,315	2,486
Kings River Conservation Dist. CA COP	5.00%	5/1/2014		3,500	3,767
Kings River Conservation Dist. CA COP	5.00%	5/1/2015		2,000	2,146
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/2015	(3)	1,040	1,151
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/2016	(3)	1,200	1,324
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/2017	(3)	1,380	1,517

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Long Beach CA Finance Auth. Lease Rev	6.00%	11/1/2009	(2)	$ 3,735	$ 4,270
Long Beach CA Finance Auth. Lease Rev	6.00%	11/1/2010	(2)	3,860	4,445
Long Beach CA Finance Auth. Lease Rev	6.00%	11/1/2017	(2)	3,670	4,297
Long Beach CA Finance Auth. Lease Rev
(Aquarium of the South Pacific)	5.50%	11/1/2014	(2)	3,435	3,849
Long Beach CA Finance Auth. Lease Rev. (Rainbow Harbor)	5.25%	5/1/2014	(2)	2,035	2,234
Long Beach CA Harbor Rev	4.00%	5/15/2008	(3)	6,820	7,056
Long Beach CA Harbor Rev	5.50%	5/15/2008		8,095	8,772
Long Beach CA Harbor Rev	6.00%	5/15/2009	(3)	2,770	3,085
Long Beach CA Harbor Rev	4.50%	5/15/2010	(3)	7,380	7,734
Long Beach CA Harbor Rev	6.00%	5/15/2010	(3)	3,200	3,588
Long Beach CA Harbor Rev	6.00%	5/15/2011	(3)	1,000	1,128
Long Beach CA Harbor Rev	5.00%	5/15/2012	(3)	7,100	7,589
Long Beach CA Harbor Rev	5.75%	5/15/2012		10,050	11,050
Long Beach CA Harbor Rev	6.00%	5/15/2012	(3)	4,000	4,529
Long Beach CA Harbor Rev	6.00%	5/15/2013	(3)	6,700	7,607
Long Beach CA Harbor Rev	6.00%	5/15/2014	(3)	7,405	8,445
Los Angeles CA Community College Dist. GO	5.50%	8/1/2013	(1)	6,250	6,986
Los Angeles CA Convention &
Exhibit Center Auth. Lease Rev	6.00%	8/15/2010	(1)	10,975	12,600
Los Angeles CA Convention &
Exhibit Center Auth. Lease Rev	6.125%	8/15/2011	(1)	1,300	1,517
Los Angeles CA COP	5.00%	4/1/2014	(2)	1,435	1,556
Los Angeles CA COP	5.00%	4/1/2015	(2)	1,560	1,664
Los Angeles CA COP	5.00%	4/1/2016	(2)	1,725	1,829
Los Angeles CA COP	5.00%	4/1/2018	(2)	1,950	2,051
Los Angeles CA Dept. of Airports International Airport Rev	5.00%	5/15/2011	(1)	13,255	14,566
Los Angeles CA Dept. of Airports International Airport Rev	5.00%	5/15/2013	(1)	10,500	11,519
Los Angeles CA Dept. of Water & Power Rev	5.00%	7/1/2009		5,650	6,189
Los Angeles CA Dept. of Water & Power Rev	5.125%	10/15/2013	(1)(ETM)	3,500	3,807
Los Angeles CA Dept. of Water & Power Rev	5.25%	7/1/2015	(1)	4,600	5,002
Los Angeles CA Dept. of Water & Power Rev	5.00%	10/15/2015	(1)(ETM)	10,000	10,708
Los Angeles CA Dept. of Water & Power Rev	5.00%	10/15/2017	(1)(ETM)	7,600	8,067
Los Angeles CA Dept. of Water & Power Rev. TOB VRDO	1.62%	12/7/2004		10,000	10,000
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.63%	12/1/2004		8,175	8,175
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.62%	12/7/2004		9,300	9,300
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.62%	12/7/2004		2,000	2,000
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.66%	12/7/2004		2,000	2,000
Los Angeles CA GO	5.25%	9/1/2012	(3)	2,000	2,244
Los Angeles CA Harbor Dept. Rev	5.50%	8/1/2007		3,000	3,160
Los Angeles CA Harbor Dept. Rev	5.25%	11/1/2008		4,195	4,411
Los Angeles CA Harbor Dept. Rev	5.50%	8/1/2010	(2)	2,750	3,023
Los Angeles CA Harbor Dept. Rev	5.875%	8/1/2010		6,000	6,339
Los Angeles CA Harbor Dept. Rev	5.90%	8/1/2011		7,385	7,804
Los Angeles CA Harbor Dept. Rev	5.50%	8/1/2015	(2)	1,625	1,770
Los Angeles CA Muni. Improvement Corp. Lease Rev	5.00%	9/1/2012	(3)	7,480	8,236
Los Angeles CA USD GO	5.25%	7/1/2009	(1)(Prere.)	5,175	5,791
Los Angeles CA USD GO	5.625%	7/1/2009	(1)(Prere.)	5,000	5,676
Los Angeles CA USD GO	5.625%	7/1/2009	(1)(Prere.)	5,000	5,676
Los Angeles CA USD GO	5.625%	7/1/2009	(1)(Prere.)	6,615	7,509
Los Angeles CA USD GO	5.50%	7/1/2010	(3)(Prere.)	9,160	10,350
Los Angeles CA USD GO	5.50%	7/1/2011	(1)	16,525	18,723

California Intermediate-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Los Angeles CA USD GO	5.50%	7/1/2012	(1)	$ 5,240	$ 5,953
Los Angeles CA USD GO	6.00%	7/1/2012	(3)	1,470	1,717
Los Angeles CA USD GO	6.00%	7/1/2013	(3)	3,745	4,395
Los Angeles CA USD GO	6.00%	7/1/2014	(3)	1,440	1,703
Los Angeles CA USD GO	5.00%	7/1/2016	(4)	3,000	3,230
Los Angeles CA USD GO	5.00%	7/1/2017	(4)	5,000	5,353
Los Angeles County CA Capital Asset Leasing Corp. Rev	6.00%	12/1/2011	(2)	2,360	2,748
Los Angeles County CA Capital Asset Leasing Corp. Rev	6.00%	12/1/2013	(2)	2,760	3,241
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	5.50%	7/1/2005	(2)(Prere.)	1,500	1,560
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	6.00%	7/1/2011	(2)	2,745	3,187
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	5.25%	7/1/2014	(1)	7,000	7,530
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	5.25%	7/1/2014	(4)	14,000	15,511
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	5.00%	7/1/2016	(4)	8,410	9,054
Los Angeles County CA Public Works Financing Auth. Rev	5.125%	9/1/2008	(1)	3,555	3,795
Los Angeles County CA Public Works Financing Auth. Rev	5.25%	9/1/2015	(1)	1,000	1,065
Los Angeles County CA Public Works Financing Auth. Rev	5.00%	10/1/2016	(1)	10,000	10,653
Los Angeles County CA Schools COP	0.00%	8/1/2009	(2)	1,890	1,624
Los Angeles County CA Schools COP	0.00%	8/1/2011	(2)	1,945	1,511
Los Angeles County CA Schools COP	0.00%	8/1/2013	(2)	2,010	1,396
Metro. Water Dist. Of Southern California Rev	8.00%	7/1/2008	(ETM)	2,000	2,376
Metro. Water Dist. Of Southern California Rev	5.00%	7/1/2012		21,495	23,649
Metro. Water Dist. Of Southern California Rev. VRDO	1.62%	12/7/2004		4,600	4,600
Metro. Water Dist. Of Southern California Rev. VRDO	1.62%	12/7/2004		1,400	1,400
Metro. Water Dist. Of Southern California Rev. VRDO	1.62%	12/7/2004		20,000	20,000
Metro. Water Dist. Of Southern California Rev. VRDO	1.65%	12/7/2004		5,605	5,605
Modesto CA Irrigation Dist. COP	5.00%	7/1/2017	(1)	3,165	3,365
Modesto CA Irrigation Dist. Finance Auth. Rev	5.125%	9/1/2015	(2)	4,365	4,703
Mojave CA Water Agency COP	5.45%	9/1/2007	(1)(Prere.)	6,150	6,710
Mount San Antonio California Community College Dist	5.00%	8/1/2010	(1)	1,790	1,970
Mount San Antonio California Community College Dist	5.00%	8/1/2011	(1)	1,130	1,249
MSR California Public Power Agency Rev
(San Juan Project)	5.00%	7/1/2009	(1)	1,840	2,015
MSR California Public Power Agency Rev
(San Juan Project)	5.00%	7/1/2013	(1)	1,500	1,627
MSR California Public Power Agency Rev
(San Juan Project)	5.375%	7/1/2013	(1)	2,500	2,692
MSR California Public Power Agency Rev
(San Juan Project)	6.75%	7/1/2020	(1)(ETM)	2,625	3,184
MSR California Public Power Agency Rev
(San Juan Project) VRDO	1.65%	12/1/2004	(1)	4,000	4,000
Mt. Diablo CA USD GO	5.00%	8/1/2015	(4)	2,110	2,269
Mt. Diablo CA USD GO	5.00%	8/1/2016	(4)	2,210	2,363
New Haven CA USD GO	12.00%	8/1/2012	(4)	3,440	5,368
New Haven CA USD GO	12.00%	8/1/2015	(4)	2,905	4,841
Newark CA USD GO	0.00%	8/1/2008	(4)	1,685	1,515
Newark CA USD GO	0.00%	8/1/2009	(4)	1,065	917
Newark CA USD GO	0.00%	8/1/2010	(4)	1,000	819
North City West CA Community Dist	6.00%	9/1/2005	(4)	1,510	1,555
North City West CA Community Dist	6.00%	9/1/2006	(4)	1,600	1,705
North City West CA Community Dist	6.00%	9/1/2007	(4)	1,695	1,832
North City West CA Community Dist	5.75%	9/1/2015	(4)	2,000	2,151

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Northern California Power Agency Rev	5.25%	8/1/2015	(2)	$ 2,000	$ 2,159
Oakland CA COP	5.00%	4/1/2011	(2)	1,855	2,032
Oakland CA COP	5.00%	4/1/2012	(2)	3,145	3,444
Oakland CA Joint Powers Financing Auth. Lease Rev
(Oakland Convention Center)	5.50%	10/1/2012	(2)	3,000	3,405
Oakland CA Joint Powers Financing Auth. Lease Rev
(Oakland Convention Center)	5.50%	10/1/2013	(2)	1,500	1,704
Oakland CA Redev. Agency (Central Dist.)	5.50%	9/1/2013	(3)	3,990	4,479
Oakland CA Redev. Agency (Central Dist.)	5.50%	9/1/2015	(3)	3,790	4,214
Oakland CA Redev. Agency (Central Dist.)	5.50%	9/1/2016	(3)	6,210	6,877
Orange County CA Airport Rev	6.00%	7/1/2005	(1)	4,020	4,110
Orange County CA Airport Rev	6.00%	7/1/2006	(1)	9,565	10,093
Orange County CA Airport Rev	5.375%	7/1/2009	(1)	1,950	2,100
Orange County CA Airport Rev	5.00%	7/1/2011	(4)	3,165	3,483
Orange County CA Airport Rev	5.50%	7/1/2011	(1)	3,580	3,868
Orange County CA Airport Rev	5.00%	7/1/2017	(4)	1,725	1,839
Orange County CA Airport Rev	5.00%	7/1/2018	(4)	1,500	1,593
Orange County CA Dev. Agency Tax Allocation	5.25%	9/1/2014	(1)	1,415	1,564
Orange County CA Dev. Agency Tax Allocation	5.25%	9/1/2015	(1)	1,485	1,623
Orange County CA Dev. Agency Tax Allocation	5.375%	9/1/2016	(1)	1,570	1,727
Orange County CA Local Transp. Auth. Sales Tax Rev	5.00%	2/15/2011	(2)	3,250	3,573
Orange County CA Local Transp. Auth. Sales Tax Rev	5.70%	2/15/2011	(2)	15,445	17,564
Orange County CA Recovery COP	6.00%	7/1/2008	(1)	10,980	12,282
Orange County CA Recovery COP	6.00%	6/1/2010	(1)	3,800	4,360
Orange County CA Sanitation Dist. COP VRDO	1.64%	12/1/2004		8,920	8,920
Palomar Pomerado Health System California Rev	5.375%	11/1/2010	(1)	2,670	2,925
Palomar Pomerado Health System California Rev	5.375%	11/1/2012	(1)	7,080	7,719
Pasadena CA COP
(City Hall & Park Improvement Project) VRDO	1.64%	12/7/2004	(2)	4,000	4,000
Pasadena CA Electric Rev	5.00%	6/1/2017	(1)	2,320	2,466
Pasadena CA Electric Rev	5.00%	6/1/2018	(1)	2,535	2,686
Pomona CA Single Family Mortgage Rev	7.60%	5/1/2023	(ETM)	13,000	17,122
Port of Oakland CA Rev	5.50%	11/1/2008	(3)	2,500	2,737
Port of Oakland CA Rev	5.50%	11/1/2009	(3)	1,000	1,104
Port of Oakland CA Rev	5.375%	11/1/2010	(1)	9,000	9,715
Port of Oakland CA Rev	5.50%	11/1/2010	(3)	8,805	9,673
Port of Oakland CA Rev	5.00%	11/1/2011	(3)	5,160	5,695
Port of Oakland CA Rev	5.50%	11/1/2011	(1)	5,850	6,353
Port of Oakland CA Rev	5.00%	11/1/2012	(1)	7,020	7,558
Port of Oakland CA Rev	5.00%	11/1/2012	(3)	2,650	2,922
Port of Oakland CA Rev	5.25%	11/1/2013	(3)	7,150	7,920
Port of Oakland CA Rev	5.00%	11/1/2014	(1)	8,090	8,574
Port of Oakland CA Rev	5.25%	11/1/2014	(3)	5,000	5,551
Port of Oakland CA Rev	5.25%	11/1/2015	(3)	5,000	5,488
Port of Oakland CA Rev	5.25%	11/1/2016	(3)	6,300	6,884
Rancho CA Water Dist. Finance Auth. Rev	5.875%	11/1/2010	(3)	3,000	3,161
Rancho Cucamonga CA Redev
Agency Tax Allocation (Rancho Redev.)	5.00%	9/1/2010	(2)	3,820	4,195
Rancho Cucamonga CA Redev
Agency Tax Allocation (Rancho Redev.)	5.00%	9/1/2011	(2)	1,520	1,675
Rancho Cucamonga CA Redev
Agency Tax Allocation (Rancho Redev.)	5.00%	9/1/2015	(2)	2,835	3,086

California Intermediate-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Rancho Cucamonga CA Redev
Agency Tax Allocation (Rancho Redev.)	5.00%	9/1/2016	(2)	$ 5,100	$ 5,508
Redding CA Electric System COP	5.375%	6/1/2014	(2)	1,500	1,602
Redding CA Electric System COP	5.375%	6/1/2015	(2)	1,500	1,595
Redding CA Electric System COP	5.375%	6/1/2016	(2)	2,080	2,212
Riverside CA Electric Rev	5.375%	10/1/2013	(2)	5,895	6,469
Riverside County CA Mortgage Rev	8.35%	6/1/2013	(ETM)	6,650	8,774
Roseville CA Water Util. Rev. COP	5.20%	12/1/2015	(3)	5,000	5,388
Sacramento CA Cogeneration Auth. Rev	5.25%	7/1/2011	(1)	4,730	5,149
Sacramento CA Cogeneration Auth. Rev	5.25%	7/1/2014	(1)	5,500	6,006
Sacramento CA Cogeneration Auth. Rev	5.25%	7/1/2015	(1)	5,755	6,233
Sacramento CA Cogeneration Auth. Rev	5.00%	7/1/2017	(1)	4,760	5,048
Sacramento CA County Sanitation Dist. Financing Auth	6.00%	12/1/2013		2,500	2,874
Sacramento CA County Sanitation Dist. Financing Auth	6.00%	12/1/2015		2,500	2,852
Sacramento CA Financing Auth. Lease Rev	5.00%	11/1/2014	(1)	4,170	4,586
Sacramento CA Financing Auth. Lease Rev	5.375%	12/1/2014	(4)	6,025	6,744
Sacramento CA Muni. Util. Dist. Rev	6.25%	8/15/2010	(1)	33,800	38,653
Sacramento CA Muni. Util. Dist. Rev	5.00%	11/15/2012	(1)	2,185	2,420
Sacramento CA Muni. Util. Dist. Rev	5.10%	7/1/2013	(2)	2,850	3,087
Sacramento CA Muni. Util. Dist. Rev	5.25%	8/15/2013	(4)	1,000	1,106
Sacramento CA Muni. Util. Dist. Rev	5.25%	8/15/2014	(4)	2,500	2,758
Sacramento CA Muni. Util. Dist. Rev	5.125%	7/1/2015	(1)	8,270	8,882
Sacramento County CA Airport Rev	5.00%	7/1/2013	(4)	1,005	1,063
Sacramento County CA Airport Rev	5.25%	7/1/2014	(4)	1,060	1,132
Sacramento County CA Airport Rev	5.25%	7/1/2017	(4)	1,230	1,298
Sacramento County CA Public Fac
Finance Corp. COP (Main Detention Fac.)	5.50%	6/1/2010	(1)(ETM)	5,500	5,999
Sacramento County CA Water Financing Auth
Rev. Agency Zones	5.00%	6/1/2015	(2)	1,235	1,335
Salinas Valley CA Solid Waste Auth. Rev	5.625%	8/1/2014	(2)	1,085	1,183
Salinas Valley CA Solid Waste Auth. Rev	5.625%	8/1/2015	(2)	1,150	1,265
Salinas Valley CA Solid Waste Auth. Rev	5.625%	8/1/2016	(2)	1,215	1,337
Salinas Valley CA Solid Waste Auth. Rev	5.625%	8/1/2017	(2)	1,285	1,410
Salinas Valley CA Solid Waste Auth. Rev	5.625%	8/1/2018	(2)	1,360	1,490
San Bernardino County CA Justice Center and Airport COP	5.00%	7/1/2014	(1)	5,585	6,117
San Bernardino County CA Medical Center COP	5.50%	8/1/2006	(1)	8,500	8,960
San Bernardino County CA Medical Center COP	5.50%	8/1/2007	(1)	5,000	5,408
San Bernardino County CA Medical Center COP	5.50%	8/1/2017	(1)	5,250	5,910
San Bernardino County CA Medical Center COP	6.50%	8/1/2017	(1)	5,000	6,105
San Diego CA Financing Auth. Lease Rev	5.25%	4/1/2012	(2)	3,000	3,276
San Diego CA Financing Auth. Lease Rev	5.25%	4/1/2014	(2)	5,680	6,225
San Diego CA USD GO	0.00%	7/1/2009	(3)	6,270	5,416
San Diego CA USD GO	0.00%	7/1/2014	(3)	3,400	2,252
San Diego CA USD GO	5.50%	7/1/2017	(1)	2,895	3,321
San Diego CA Water Util. Rev	5.375%	8/1/2008	(3)(Prere.)	2,000	2,224
San Diego CA Water Util. Rev	5.375%	8/1/2008	(3)(Prere.)	3,000	3,336
San Diego CA Water Util. Rev. COP	5.375%	8/1/2008	(3)(Prere.)	2,085	2,318
San Francisco CA Bay Area Rapid Transit Rev	5.55%	7/1/2005	(3)(Prere.)	2,260	2,329
San Francisco CA City & County COP (San Bruno Jail)	5.25%	10/1/2014	(2)	2,860	3,145
San Francisco CA City & County COP (San Bruno Jail)	5.125%	10/1/2017	(2)	1,000	1,069
San Francisco CA City & County Finance Corp. Lease Rev
(Moscone Center Expansion) VRDO	1.64%	12/7/2004	(2)	3,980	3,980

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

San Francisco CA City & County International Airport Rev	5.50%	5/1/2008	(4)	$ 3,000	$ 3,242
San Francisco CA City & County International Airport Rev	6.25%	5/1/2008	(1)	2,190	2,416
San Francisco CA City & County International Airport Rev	5.50%	5/1/2009	(4)	3,110	3,358
San Francisco CA City & County International Airport Rev	5.50%	5/1/2009	(4)	3,000	3,247
San Francisco CA City & County International Airport Rev	5.50%	5/1/2009	(1)	2,945	3,180
San Francisco CA City & County International Airport Rev	5.50%	5/1/2009	(4)	1,915	2,094
San Francisco CA City & County International Airport Rev	5.00%	5/1/2010	(3)	5,140	5,626
San Francisco CA City & County International Airport Rev	5.50%	5/1/2010	(3)	2,000	2,172
San Francisco CA City & County International Airport Rev	5.50%	5/1/2010	(1)	4,335	4,739
San Francisco CA City & County International Airport Rev	5.50%	5/1/2010	(4)	3,280	3,509
San Francisco CA City & County International Airport Rev	5.50%	5/1/2010	(4)	2,020	2,201
San Francisco CA City & County International Airport Rev	5.25%	5/1/2011	(3)	4,150	4,451
San Francisco CA City & County International Airport Rev	5.00%	5/1/2012	(3)	2,065	2,182
San Francisco CA City & County International Airport Rev	5.25%	5/1/2012	(3)	4,380	4,691
San Francisco CA City & County International Airport Rev	5.50%	5/1/2012	(4)	3,650	3,953
San Francisco CA City & County International Airport Rev	5.00%	5/1/2013	(3)	2,230	2,346
San Francisco CA City & County International Airport Rev	5.25%	5/1/2013	(1)	2,430	2,680
San Francisco CA City & County International Airport Rev	5.25%	5/1/2013	(2)	3,570	3,809
San Francisco CA City & County International Airport Rev	5.00%	5/1/2014	(3)	2,340	2,449
San Francisco CA City & County International Airport Rev	5.25%	5/1/2014	(1)	3,185	3,488
San Francisco CA City & County International Airport Rev	5.50%	5/1/2014	(4)	4,065	4,396
San Francisco CA City & County International Airport Rev	5.25%	5/1/2015	(1)	4,015	4,357
San Francisco CA City & County Redev
Agency Lease Rev. (Moscone Center)	5.00%	7/1/2016	(4)	3,270	3,483
San Francisco CA City & County Water Rev	5.00%	11/1/2017	(1)	4,865	5,179
San Francisco CA USD	5.00%	6/15/2010	(4)	2,360	2,594
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev	0.00%	1/15/2006	(1)	10,000	9,738
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev	0.00%	1/15/2011	(1)	7,140	5,676
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev	0.00%	1/15/2014	(1)	5,500	3,713
San Jose CA Airport Rev	5.375%	3/1/2013	(4)	4,945	5,514
San Jose CA Airport Rev	5.375%	3/1/2014	(4)	7,550	8,360
San Jose CA Airport Rev	5.375%	3/1/2015	(4)	7,950	8,742
San Jose CA Financing Auth. Lease Rev	5.00%	9/1/2013	(1)	9,570	10,353
San Jose CA Redev. Agency	5.25%	8/1/2014	(1)	5,000	5,592
San Jose CA Redev. Agency	5.25%	8/1/2013	(1)	5,000	5,585
San Jose CA USD GO	5.25%	8/1/2014	(4)	2,540	2,801
San Jose CA USD GO	5.25%	8/1/2015	(4)	2,790	3,040
San Juan CA USD GO	5.50%	8/1/2012	(3)	1,930	2,165
San Juan CA USD GO	5.50%	8/1/2013	(3)	1,950	2,183
San Juan CA USD GO	5.60%	8/1/2014	(3)	2,685	3,022
San Juan CA USD GO	5.60%	8/1/2015	(3)	2,745	3,069
San Mateo CA Redev. Auth. Tax Allocation	4.75%	8/1/2011		1,255	1,335
San Mateo CA Redev. Auth. Tax Allocation	5.00%	8/1/2012		1,000	1,066
San Mateo CA Redev. Auth. Tax Allocation	5.20%	8/1/2015		2,045	2,157
San Mateo CA Redev. Auth. Tax Allocation	5.25%	8/1/2016		2,225	2,338
San Mateo CA Union High School Dist. GO	0.00%	9/1/2010	(3)	1,200	979
San Mateo CA Union High School Dist. GO	0.00%	9/1/2012	(3)	1,180	867
San Mateo CA Union High School Dist. GO	0.00%	9/1/2013	(3)	1,715	1,191
San Mateo CA Union High School Dist. GO	0.00%	9/1/2014	(3)	1,500	986
San Mateo County CA Community College Dist. GO	5.375%	9/1/2015	(3)	1,300	1,439
San Mateo County CA Community College Dist. GO	5.375%	9/1/2018	(3)	1,515	1,660
San Mateo County CA Transp. Dist. Sales Tax Rev	5.25%	6/1/2013	(4)	1,865	2,039

California Intermediate-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

San Mateo County CA Transp. Dist. Sales Tax Rev	5.25%	6/1/2014	(4)	$ 4,275	$ 4,697
San Ramon Valley CA USD GO	0.00%	7/1/2007	(3)	3,950	3,692
Santa Ana CA Community Redev. Agency Tax Allocation
(South Main Street)	5.00%	9/1/2018	(3)	2,685	2,855
Santa Ana CA Finance Auth. Rev	5.375%	9/1/2009	(1)	3,040	3,353
Santa Ana CA Finance Auth. Rev	5.375%	9/1/2010	(1)	1,600	1,769
Santa Barbara County CA COP	5.25%	12/1/2012	(2)	1,000	1,116
Santa Barbara County CA COP	5.25%	12/1/2013	(2)	2,355	2,612
Santa Barbara County CA COP	5.25%	12/1/2015	(2)	1,065	1,167
Santa Barbara County CA COP	5.25%	12/1/2016	(2)	1,760	1,918
Santa Clara CA Electric Rev	5.25%	7/1/2017	(1)	1,475	1,610
Santa Clara CA Electric Rev	5.25%	7/1/2018	(1)	1,720	1,871
Santa Clara County CA Financing Auth. Lease Rev	7.75%	11/15/2010	(2)	4,500	5,595
Santa Clara County CA Financing Auth. Lease Rev	5.50%	5/15/2011	(2)	4,535	5,066
Santa Clara County CA Financing Auth. Lease Rev	7.75%	11/15/2011	(2)	1,000	1,266
Santa Clara County CA Financing Auth. Lease Rev	5.50%	5/15/2012	(2)	4,785	5,351
Santa Clara Valley CA Transp. Auth. Rev	5.50%	10/2/2006	(2)	14,000	14,806
Santa Margarita/Dana Point CA Auth. Rev	5.50%	8/1/2008	(2)	3,345	3,660
Santa Margarita/Dana Point CA Auth. Rev	5.50%	8/1/2009	(2)	3,860	4,213
Santa Margarita/Dana Point CA Auth. Rev	7.25%	8/1/2009	(1)	2,000	2,382
Santa Margarita/Dana Point CA Auth. Rev	5.50%	8/1/2010	(2)	2,245	2,450
Santa Margarita/Dana Point CA Auth. Rev	7.25%	8/1/2010	(1)	4,630	5,603
South Orange County CA Public Finance Auth. Rev	7.00%	9/1/2005	(1)	3,440	3,566
South Orange County CA Public Finance Auth. Rev	7.00%	9/1/2008	(1)	5,610	6,485
South Orange County CA Public Finance Auth. Rev	7.00%	9/1/2009	(1)	5,000	5,901
South Orange County CA Public Finance Auth. Rev	7.00%	9/1/2010	(1)	3,300	3,952
South Orange County CA Public Finance Auth. Rev	7.00%	9/1/2011	(1)	3,490	4,247
South Orange County CA Public Finance Auth. Rev	5.375%	8/15/2012	(4)	5,605	6,160
South Orange County CA Public Finance Auth. Rev	5.25%	8/15/2013	(2)	2,290	2,497
Southern California Public Power Auth. Rev. (San Juan Unit)	5.50%	1/1/2013	(4)	3,500	3,960
Southern California Public Power Auth. Rev
(Transmission Project) VRDO	1.62%	12/7/2004	(2) LOC	2,300	2,300
Tamalpais CA Union High School Dist. GO	5.00%	8/1/2015	(4)	1,855	1,995
Tamalpais CA Union High School Dist. GO	5.00%	8/1/2016	(4)	1,930	2,064
Tamalpais CA Union High School Dist. GO	5.00%	8/1/2017	(4)	2,015	2,144
Temecula Valley CA USD	6.00%	8/1/2005	(4)	1,000	1,027
Temecula Valley CA USD	6.00%	8/1/2008	(4)	1,370	1,538
Temecula Valley CA USD	5.00%	8/1/2009	(4)	1,380	1,516
Tri-City CA Hosp. Dist	5.50%	2/15/2008	(1)	3,805	4,015
Tri-City CA Hosp. Dist	5.50%	2/15/2009	(1)	2,665	2,812
Tri-City CA Hosp. Dist	5.625%	2/15/2011	(1)	2,970	3,138
Tri-City CA Hosp. Dist	5.625%	2/15/2012	(1)	1,880	1,986
Tulare County CA COP	5.00%	8/15/2015	(1)	6,460	7,030
Univ. of California Rev	5.00%	5/15/2009	(2)	17,500	19,168
Univ. of California Rev. (Multiple Purpose Project)	5.00%	9/1/2013		1,000	1,086
Univ. of California Rev. (Multiple Purpose Project)	5.125%	9/1/2013	(3)	3,150	3,412
Univ. of California Rev. (Multiple Purpose Project)	5.00%	9/1/2014		8,485	9,188
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/2014	(4)	4,290	4,659
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/2015	(4)	4,515	4,839
Ventura County CA Community College Dist. GO	5.00%	8/1/2016	(1)	3,100	3,330
Ventura County CA Community College Dist. GO	5.00%	8/1/2017	(1)	2,300	2,457
Ventura County CA COP Public Finance Auth	5.375%	8/15/2013	(4)	4,320	4,724

California Intermediate-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Vista CA USD GO	5.375%	8/1/2015	(4)	$ 1,500	$ 1,660
Vista CA USD GO	5.375%	8/1/2016	(4)	1,885	2,080
Vista CA USD GO	5.375%	8/1/2017	(4)	1,615	1,775
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)	6.00%	6/1/2005	(1)	3,675	3,748
Outside California:
Guam International Airport Auth. Rev	5.00%	10/1/2008	(1)	4,915	5,267
Guam International Airport Auth. Rev	5.00%	10/1/2010	(1)	6,050	6,497
Guam International Airport Auth. Rev	5.00%	10/1/2011	(1)	6,400	6,870
Puerto Rico Aqueduct & Sewer Auth. Rev	6.00%	7/1/2009	(1)	5,250	5,958
Puerto Rico Aqueduct & Sewer Auth. Rev	6.25%	7/1/2012	(1)	1,000	1,188
Puerto Rico Electric Power Auth. Rev	6.50%	7/1/2005	(1)	5,500	5,643
Puerto Rico Electric Power Auth. Rev	5.00%	7/1/2010		7,500	8,133
Puerto Rico Electric Power Auth. Rev	5.75%	7/1/2010	(4)(Prere.)	2,700	3,075
Puerto Rico Electric Power Auth. Rev	5.75%	7/1/2010	(4)(Prere.)	4,000	4,556
Puerto Rico Electric Power Auth. Rev	5.00%	7/1/2011		12,500	13,594
Puerto Rico Electric Power Auth. Rev	5.50%	7/1/2011	(4)	6,050	6,775
Puerto Rico Electric Power Auth. Rev	6.00%	7/1/2012	(1)	8,235	9,656
Puerto Rico GO	4.00%	7/1/2007	(ETM)	555	579
Puerto Rico GO	4.00%	7/1/2007		3,510	3,636
Puerto Rico GO	5.00%	7/1/2008		3,215	3,456
Puerto Rico GO	5.00%	7/1/2008	(ETM)	500	543
Puerto Rico GO	5.75%	7/1/2010	(2)	7,000	7,960
Puerto Rico GO	6.50%	7/1/2011	(1)	2,500	2,977
Puerto Rico Govt. Dev. Bank VRDO	1.58%	12/7/2004	(1)	2,100	2,100
Puerto Rico Highway & Transp. Auth. Rev	5.25%	7/1/2009		10,000	10,930
Puerto Rico Highway & Transp. Auth. Rev	5.25%	7/1/2010		5,000	5,486
Puerto Rico Highway & Transp. Auth. Rev	5.50%	7/1/2013	(1)	2,250	2,572
Puerto Rico Housing Finance Corp. Home Mortgage Rev	4.45%	6/1/2027		6,700	6,807
Puerto Rico Muni. Finance Agency	5.625%	8/1/2010	(4)	17,775	19,929
Puerto Rico Muni. Finance Agency	5.75%	8/1/2011	(4)	13,560	15,291
Puerto Rico Muni. Finance Agency	5.75%	8/1/2011	(4)	7,750	8,739
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.25%	7/1/2009		11,345	12,400
Puerto Rico Public Finance Corp. PUT	5.75%	2/1/2012	LOC	20,000	22,222
Univ. of Puerto Rico Rev	5.75%	6/1/2012	(1)	2,000	2,253
Univ. of Puerto Rico Rev	5.20%	6/1/2016	(1)	1,215	1,326
Univ. of Puerto Rico Rev	5.75%	6/1/2016	(1)	1,000	1,120

TOTAL MUNICIPAL BONDS
(Cost $2,482,129)					2,572,474

OTHER ASSETS AND LIABILITIES (0.4%)

Other Assets—Note B					38,131
Liabilities					(28,073)

					10,058

NET ASSETS (100%)					$ 2,582,532

^	See Note A in Notes to Financial Statements.
*	Securities with an aggregate value of $7,659,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 50.

California Intermediate-Term Tax-Exempt Fund	Amount (000)

AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$2,511,389
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(18,142)
Unrealized Appreciation (Depreciation)
Investment Securities	90,345
Futures Contracts	(1,060)

NET ASSETS	$2,582,532

Investor Shares—Net Assets
Applicable to 134,615,756 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,500,417

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$11.15

Admiral Shares—Net Assets
Applicable to 97,086,192 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,082,115

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$11.15

See Note D in Notes to Financial Statements for the tax-basis components of net assets

California Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

MUNICIPAL BONDS (99.7%)

ABAG Finance Auth. for Non-Profit Corp. California
(Children's Hosp. Medical Center) COP	6.00%	12/1/2029	(2)	$ 3,000	$ 3,362
ABAG Finance Auth. for Non-Profit Corp. California
(School of the Mechanical Arts)	5.25%	10/1/2026		1,000	1,022
ABAG Finance Auth. for Non-Profit Corp. California
(School of the Mechanical Arts)	5.30%	10/1/2032		3,180	3,234
Alameda CA Corridor Transp. Auth. Rev	5.125%	10/1/2017	(1)	5,000	5,368
Alameda CA Corridor Transp. Auth. Rev	5.125%	10/1/2018	(1)	2,000	2,136
Alameda CA Corridor Transp. Auth. Rev	0.00%	10/1/2036	(1)	20,000	3,362
Alameda County CA USD	0.00%	8/1/2024	(4)	3,510	1,262
Alameda County CA USD	0.00%	8/1/2029	(4)	5,000	1,296
Anaheim CA Convention Center COP	0.00%	8/1/2005	(1)	1,250	1,233
Anaheim CA Convention Center COP	0.00%	8/1/2006	(1)	3,125	3,000
Anaheim CA Public Finance Auth. Distribution System Rev	5.00%	10/1/2021	(1)	3,390	3,555
Cabrillo CA Community College Dist. Rev	0.00%	8/1/2028	(1)	2,250	620
California Dept. of Veteran Affairs Rev	5.45%	12/1/2019	(2)	3,745	3,822
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)	6.875%	6/1/2019		1,615	1,951
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)	5.75%	6/1/2025		2,000	2,058
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)	0.00%	10/1/2015	(1)	1,250	772
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)	0.00%	10/1/2018	(1)	1,580	819
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)	0.00%	10/1/2020	(1)	1,395	643
California Educ. Fac. Auth. Rev. (Occidental College)	5.70%	10/1/2027	(1)	11,565	12,630
California Educ. Fac. Auth. Rev. (Univ. of Southern California)	5.00%	10/1/2033		7,000	7,076
California GO	6.25%	9/1/2012	(3)	9,000	10,654
California GO	7.00%	11/1/2013	(3)	65	68
California GO	5.25%	10/1/2014	(3)	15,610	16,501
California GO	5.40%	12/1/2016	(4)	1,000	1,020
California GO	6.00%	8/1/2019	(3)	210	215
California GO	5.125%	2/1/2026		15,325	15,690
California GO	5.125%	2/1/2027		10,000	10,186
California GO VRDO	1.63%	12/1/2004	LOC	5,000	5,000
California Health Fac. Finance Auth. Rev. (Casa Colina)	6.125%	4/1/2032		10,000	10,335
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	5.75%	7/1/2015	(2)	4,080	4,240
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	6.00%	7/1/2017	(1)	27,900	29,931
California Health Fac. Finance Auth. Rev
(Catholic Healthcare West)	4.75%	7/1/2019	(1)	765	770
California Health Fac. Finance Auth. Rev. (Scripps Health)	5.00%	10/1/2018	(1)	5,000	5,188
California Housing Finance Agency Home Mortgage Rev	0.00%	8/1/2020	(4)	8,575	3,472
California Housing Finance Agency Home Mortgage Rev	6.05%	8/1/2027	(2)	5,000	5,179
California Housing Finance Agency Home Mortgage Rev
(Multi-Family Housing III)	5.375%	8/1/2028		1,480	1,485
California Infrastructure & Econ. Dev. Bank Rev
(Asian Art Museum)	5.25%	6/1/2026	(1)	6,245	6,517
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.50%	10/1/2018		3,905	4,155
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.50%	10/1/2020		1,500	1,586
California Infrastructure & Econ. Dev. Bank Rev
(J. David Gladstone Institute)	5.25%	10/1/2034		20,040	20,116

California Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California Infrastructure & Econ. Dev. Bank Rev
(Kaiser Hosp. Association)	5.50%	8/1/2031		$ 7,610	$ 7,772
California Infrastructure & Econ. Dev. Bank Rev
(Kaiser Hosp. Association)	5.55%	8/1/2031		5,500	5,647
California Infrastructure & Econ. Dev. Bank Rev
(YMCA of Metropolitan LA)	5.25%	2/1/2026	(2)	4,750	4,965
California Infrastructure & Econ. Dev. Bank Rev. VRDO	1.63%	12/1/2004	(2)	25,500	25,500
California PCR Financing Auth. Solid Waste Disposal Rev
(Republic Services) PUT	5.25%	12/1/2017		10,000	10,314
California Polytechnical Univ. Rev. (Pomona Student Union)	5.625%	7/1/2026	(3)	3,000	3,271
California Polytechnical Univ. Rev. (Pomona Student Union)	5.625%	7/1/2030	(3)	5,260	5,699
California Public Works Board Lease Rev
(Dept. of Corrections)	5.625%	11/1/2016	(1)	3,200	3,448
California Public Works Board Lease Rev
(Dept. of Corrections)	6.50%	9/1/2017	(2)	30,000	36,657
California Public Works Board Lease Rev
(Dept. of Corrections)	5.00%	12/1/2019	(1)	15,230	16,243
California Public Works Board Lease Rev
(Dept. of Health Services)	5.75%	11/1/2024	(1)	7,885	8,667
California Public Works Board Lease Rev. (UCLA Hosp.)	5.375%	10/1/2019	(4)	6,375	6,928
California Public Works Board Lease Rev
(Univ. of California)	5.375%	10/1/2017	(2)	10,250	10,958
California Rural Home Mortgage Finance Auth
Single Family Mortgage Rev	7.00%	9/1/2029		875	875
California Rural Home Mortgage Finance Auth
Single Family Mortgage Rev	6.35%	12/1/2029		640	640
California State Dept. of Water Resources
Power Supply Rev	6.00%	5/1/2013		18,000	20,630
California State Dept. of Water Resources
Power Supply Rev	5.125%	5/1/2019		20,000	21,111
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.63%	12/1/2004	LOC	1,000	1,000
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.62%	12/7/2004	LOC	6,450	6,450
California State Dept. of Water Resources
Power Supply Rev. VRDO	1.66%	12/7/2004	(2)	1,500	1,500
California State Econ. Recovery Bonds	5.25%	7/1/2014		24,000	26,753
California State Econ. Recovery Bonds	5.00%	7/1/2017	(3)	35,700	37,823
California State Univ. Rev. & Colleges Housing System Rev	5.625%	11/1/2024	(3)	6,920	7,600
California State Univ. Rev. Systemwide	5.25%	11/1/2019	(4)	5,000	5,470
California State Univ. Rev. Systemwide	5.25%	11/1/2020	(4)	4,745	5,172
California State Univ. Rev. Systemwide	5.00%	11/1/2035	(3)	19,915	20,132
California Statewide Community Dev. Auth. Rev
(Catholic Healthcare West)	6.50%	7/1/2020		8,000	8,870
California Statewide Community Dev. Auth. Rev
(Henry Mayo Newhall Memorial Hosp.)	5.00%	10/1/2018		5,875	6,030
California Statewide Community Dev. Auth. Rev
(Irvine Apartments) PUT	5.10%	5/17/2010		3,225	3,390
California Statewide Community Dev. Auth. Rev
(Irvine Apartments) PUT	5.25%	5/15/2013		7,000	7,281
California Statewide Community Dev. Auth. Rev
(Kaiser Permanente)	5.50%	11/1/2032		18,250	18,613

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

California Statewide Community Dev. Auth. Rev
(Los Angeles Orthopaedic Hosp. Foundation)	5.75%	6/1/2030	(2)	$ 8,000	$ 8,589
California Statewide Community Dev. Auth. Rev
(Memorial Health Services)	6.00%	10/1/2023		20,000	21,464
California Statewide Community Dev. Auth. Rev
(Sutter Health)	5.50%	8/15/2034		10,885	11,202
Capistrano CA Unified Public Schools Rev	5.70%	9/1/2016	(2)	10,000	10,740
Central Coast California Water Auth. Rev	5.00%	10/1/2016	(2)	6,850	7,262
Chino Basin CA Regional Financing Auth. Rev
(Inland Empire Util. Agency Sewer)	5.75%	11/1/2019	(1)	3,325	3,733
Chino Basin CA Regional Financing Auth. Rev
(Inland Empire Util. Agency Sewer)	5.75%	11/1/2022	(1)	1,000	1,118
Chino Basin CA Regional Financing Auth. Rev
(Muni. Water Dist. Sewer System)	6.00%	8/1/2016	(2)	5,500	5,626
Clovis CA USD GO	0.00%	8/1/2009	(3)(ETM)	7,570	6,575
Clovis CA USD GO	0.00%	8/1/2009	(3)(ETM)	12,155	10,558
Clovis CA USD GO	0.00%	8/1/2010	(3)(ETM)	21,485	17,747
Clovis CA USD GO	0.00%	8/1/2011	(3)(ETM)	1,625	1,279
Clovis CA USD GO	0.00%	8/1/2013	(3)	4,935	3,426
Clovis CA USD GO	0.00%	8/1/2015	(3)	2,770	1,714
Clovis CA USD GO	0.00%	8/1/2016	(3)	2,865	1,669
Clovis CA USD GO	0.00%	8/1/2018	(3)	3,645	1,891
Clovis CA USD GO	0.00%	8/1/2025	(3)**	11,630	3,866
Clovis CA USD GO	0.00%	8/1/2026	(3)**	6,000	1,859
Clovis CA USD GO	0.00%	8/1/2027	(3)**	8,000	2,323
Clovis CA USD GO	0.00%	8/1/2029	(3)**	8,005	2,054
Contra Costa CA Water Dist. Rev	5.00%	10/1/2017	(4)	7,015	7,473
CSUCI Financing Auth. Rev. California Rental
Housing & Town Center PUT	2.50%	8/1/2007	LOC	10,000	9,987
Culver City CA Wastewater Fac. Rev	5.70%	9/1/2029	(3)	5,000	5,469
East Bay CA Muni. Util. Dist. Water System Rev	5.25%	6/1/2018		4,000	4,297
Eastern California Muni. Water. Dist. Water & Sewer Rev	6.75%	7/1/2012	(3)	8,500	10,160
Elsinore Valley CA Muni. Water Dist. COP	6.00%	7/1/2012	(3)	2,210	2,570
Escondido CA Union High School Dist	0.00%	11/1/2020	(1)	4,000	1,835
Evergreen CA School Dist. GO	5.625%	9/1/2024	(3)	6,300	6,916
Foothill/Eastern Corridor Agency California Toll Road Rev	5.00%	1/15/2016	(1)	8,400	8,892
Foothill/Eastern Corridor Agency California Toll Road Rev	5.125%	1/15/2019	(1)	5,200	5,503
Foothill/Eastern Corridor Agency California Toll Road Rev	0.00%	1/15/2026		10,000	7,831
Foothill/Eastern Corridor Agency California Toll Road Rev	0.00%	1/15/2028	(1)	15,000	12,665
Foothill/Eastern Corridor Agency California Toll Road Rev	0.00%	1/15/2033		10,000	1,801
Foothill/Eastern Corridor Agency California Toll Road Rev	0.00%	1/15/2034		10,000	1,694
Foothill/Eastern Corridor Agency California Toll Road Rev	5.75%	1/15/2040	(1)	12,000	13,101
Foothill-De Anza CA Community College Dist. GO	0.00%	8/1/2017	(1)	3,000	1,661
Foothill-De Anza CA Community College Dist. GO	0.00%	8/1/2022	(1)	3,850	1,577
Foothill-De Anza CA Community College Dist. GO	6.00%	8/1/2022		5,590	6,680
Foothill-De Anza CA Community College Dist. GO	0.00%	8/1/2023	(1)	3,590	1,381
Foothill-De Anza CA Community College Dist. GO	0.00%	8/1/2025	(1)	2,390	804
Fresno CA Airport Rev	5.50%	7/1/2030	(4)	1,500	1,599
Fullerton Univ. California Rev	5.70%	7/1/2020	(1)	2,165	2,417
Golden State Tobacco Securitization Corp. California	5.375%	6/1/2028		25,000	25,737
Golden State Tobacco Securitization Corp. California	5.50%	6/1/2043	(3)	5,000	5,325

California Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Hartnell CA Community College Dist. GO	5.00%	8/1/2019	(1)	$ 1,550	$ 1,646
Hartnell CA Community College Dist. GO	5.00%	8/1/2020	(1)	1,735	1,835
Hartnell CA Community College Dist. GO	5.00%	8/1/2023	(1)	2,370	2,466
Helix CA Water Dist. COP	5.00%	4/1/2019	(4)	4,250	4,445
Huntington Beach CA Union High School Dist. GO	5.00%	8/1/2018	(4)	6,300	6,764
Huntington Beach CA Union High School Dist. GO	5.00%	8/1/2021	(4)	8,000	8,452
Irvine CA USD VRDO	1.63%	12/1/2004	LOC	5,300	5,300
Kern CA High School Dist. GO	6.40%	8/1/2014	(1)(ETM)	1,490	1,819
Kern CA High School Dist. GO	6.40%	8/1/2015	(1)(ETM)	1,645	2,020
Kern CA High School Dist. GO	6.40%	8/1/2016	(1)(ETM)	1,815	2,243
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/2018	(3)	1,570	1,719
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/2019	(3)	1,775	1,936
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/2020	(3)	2,000	2,181
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/2021	(3)	1,890	2,050
Long Beach CA Finance Auth. Lease Rev
(Aquarium of the South Pacific)	5.50%	11/1/2013	(2)	3,680	4,124
Long Beach CA Finance Auth. Lease Rev
(Aquarium of the South Pacific)	5.50%	11/1/2018	(2)	4,675	5,180
Long Beach CA Finance Auth. Lease Rev. (Rainbow Harbor)	5.125%	5/1/2020	(2)	5,500	5,873
Long Beach CA Finance Auth. Lease Rev
(Temple & Willis Fac.)	5.50%	10/1/2018	(1)	5,030	5,540
Long Beach CA Harbor Rev	5.50%	5/15/2009		8,540	9,339
Long Beach CA Harbor Rev	6.00%	5/15/2011	(3)	3,695	4,170
Long Beach CA Harbor Rev	5.00%	5/15/2017	(3)	3,655	3,934
Long Beach CA Harbor Rev	6.00%	5/15/2017	(3)	1,200	1,380
Los Angeles CA Community College Dist. GO	5.50%	8/1/2018	(1)	8,810	9,749
Los Angeles CA Dept. of Airports International Airport Rev	5.25%	5/15/2017	(3)	6,800	7,356
Los Angeles CA Dept. of Water & Power Rev	5.00%	10/15/2018	(1)(ETM)	11,600	12,292
Los Angeles CA Dept. of Water & Power Rev	5.25%	7/1/2019		6,730	6,917
Los Angeles CA Dept. of Water & Power Rev	5.25%	7/1/2021	(4)	2,830	3,028
Los Angeles CA Dept. of Water & Power Rev	5.00%	7/1/2036	(3)	2,925	2,940
Los Angeles CA Dept. of Water & Power Rev	5.00%	7/1/2043	(3)	5,000	4,991
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.63%	12/1/2004		2,000	2,000
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.62%	12/7/2004		8,400	8,400
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.62%	12/7/2004		14,500	14,500
Los Angeles CA Dept. of Water & Power Rev. VRDO	1.62%	12/7/2004		1,900	1,900
Los Angeles CA Harbor Dept. Rev	5.50%	8/1/2017	(2)	3,095	3,360
Los Angeles CA Harbor Dept. Rev	5.50%	8/1/2019	(2)	5,975	6,457
Los Angeles CA Harbor Dept. Rev	5.50%	8/1/2020	(2)	9,455	10,199
Los Angeles CA USD GO	6.00%	7/1/2010	(3)	5,250	6,034
Los Angeles CA USD GO	5.25%	7/1/2014	(1)	12,715	14,138
Los Angeles CA Wastewater System Rev	6.00%	6/1/2021	(3)	4,000	4,814
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	5.25%	7/1/2016	(1)	7,500	8,037
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	5.00%	7/1/2017	(4)	10,000	10,705
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	5.25%	7/1/2017	(1)	7,700	8,251
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev	5.00%	7/1/2019	(4)	6,170	6,484
Los Angeles County CA Public Works Financing Auth. Rev	5.50%	10/1/2012		4,500	4,886
Los Angeles County CA Public Works Financing Auth. Rev	5.00%	10/1/2016	(1)	8,540	9,098
Los Angeles County CA Public Works Financing Auth. Rev	5.125%	6/1/2017	(2)	6,865	7,189
Los Angeles County CA Public Works Financing Auth. Rev	5.50%	10/1/2018	(4)	2,700	3,076
Los Angeles County CA Public Works Financing Auth. Rev	5.25%	5/1/2022	(2)	4,700	5,028

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Los Angeles County CA Public Works Financing Auth. Rev	5.125%	12/1/2029	(2)	$16,000	$16,330
Los Angeles County CA Schools COP	0.00%	8/1/2014	(2)	1,000	657
Los Angeles County CA Schools COP	0.00%	8/1/2020	(2)	2,095	966
Metro. Water Dist. of Southern California Rev	5.50%	7/1/2005	(1)(Prere.)	21,225	22,077
Metro. Water Dist. of Southern California Rev	8.00%	7/1/2008	(ETM)	2,000	2,376
Metro. Water Dist. of Southern California Rev. VRDO	1.60%	12/7/2004		11,000	11,000
Metro. Water Dist. of Southern California Rev. VRDO	1.62%	12/7/2004		1,800	1,800
Modesto CA High School Dist. GO	0.00%	8/1/2015	(3)	5,000	3,110
Modesto CA High School Dist. GO	0.00%	8/1/2017	(3)	3,000	1,661
Modesto CA High School Dist. GO	0.00%	8/1/2018	(3)	3,225	1,684
Modesto CA Irrigation Dist. COP	5.00%	7/1/2020	(1)	2,175	2,283
Modesto CA Irrigation Dist. Finance Auth. Rev
(Domestic Water Project)	5.75%	9/1/2005	(2)(Prere.)	3,750	3,928
Modesto CA Irrigation Dist. Finance Auth. Rev
(Woodland Project)	6.50%	10/1/2011	(2)(ETM)	8,125	9,291
Modesto CA Irrigation Dist. Finance Auth. Rev
(Woodland Project)	6.50%	10/1/2022	(2)(ETM)	9,750	12,332
Monterey Park CA Redev. Agency Tax Allocation	5.00%	9/1/2016	(4)	1,010	1,081
Monterey Park CA Redev. Agency Tax Allocation	5.00%	9/1/2017	(4)	1,060	1,129
Monterey Park CA Redev. Agency Tax Allocation	5.00%	9/1/2018	(4)	1,115	1,183
Monterey Park CA Redev. Agency Tax Allocation	5.00%	9/1/2019	(4)	1,120	1,183
Monterey Park CA Redev. Agency Tax Allocation	5.00%	9/1/2020	(4)	1,180	1,242
Mount San Antonio California Community College Dist	5.25%	8/1/2019	(1)	2,720	2,981
Mount San Antonio California Community College Dist	5.25%	8/1/2020	(1)	2,860	3,123
Mount San Antonio California Community College Dist	5.25%	8/1/2021	(1)	3,010	3,269
Mount San Antonio California Community College Dist	5.25%	8/1/2022	(1)	3,170	3,422
Mount San Antonio California Community College Dist	5.25%	8/1/2023	(1)	3,335	3,583
Mount San Antonio California Community College Dist	5.25%	8/1/2024	(1)	2,000	2,137
MSR California Public Power Agency Rev
(San Juan Project)	6.125%	7/1/2013	(2)	8,000	9,280
MSR California Public Power Agency Rev
(San Juan Project)	6.75%	7/1/2020	(1)(ETM)	36,880	44,730
Natomas CA USD GO	5.20%	9/1/2019	(3)	5,000	5,366
New Haven CA USD GO	12.00%	8/1/2016	(4)	2,480	4,224
New Haven CA USD GO	12.00%	8/1/2017	(4)	1,500	2,604
Newark CA USD GO	0.00%	8/1/2011	(4)	1,670	1,301
Newark CA USD GO	0.00%	8/1/2012	(4)	1,820	1,342
Newark CA USD GO	0.00%	8/1/2013	(4)	2,050	1,429
North City West CA School Fac. Finance Auth	6.00%	9/1/2019	(4)	2,000	2,159
North Orange County CA Community College Dist. GO	5.375%	8/1/2017	(1)	5,080	5,583
Northern California Power Agency (Hydroelectric Project)	6.30%	7/1/2018	(1)	10,000	12,155
Northern California Power Agency (Hydroelectric Project)	7.50%	7/1/2021	(2)(Prere.)	1,810	2,450
Oakland CA Joint Powers Financing Auth. Lease Rev
(Oakland Convention Center)	5.50%	10/1/2012	(2)	3,545	4,024
Oakland CA Redev. Agency (Central Dist.)	5.50%	2/1/2014	(2)	5,500	6,263
Oakland CA Redev. Agency Tax Allocation (Coliseum Area)	5.25%	9/1/2027		2,380	2,407
Oakland CA Redev. Agency Tax Allocation (Coliseum Area)	5.25%	9/1/2033		3,730	3,747
Oceanside CA Community Dev. Comm
Multifamily Rental Housing Rev. PUT	4.45%	4/1/2011		4,260	4,436
Palmdale CA COP	5.25%	9/1/2019	(1)	1,310	1,428
Palmdale CA COP	5.25%	9/1/2020	(1)	1,450	1,576

California Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Palmdale CA COP	5.25%	9/1/2021	(1)	$ 1,605	$ 1,736
Palmdale CA COP	5.25%	9/1/2022	(1)	1,765	1,897
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)	5.70%	9/2/2018		890	909
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)	5.70%	9/2/2019		895	914
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)	5.75%	9/2/2020		890	909
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)	5.75%	9/2/2026		4,460	4,552
Palomar Pomerado Health System California Rev	5.375%	11/1/2011	(1)	3,865	4,244
Palomar Pomerado Health System California Rev	5.375%	11/1/2013	(1)	6,730	7,337
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	0.00%	8/1/2019	(2)	1,150	562
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	0.00%	8/1/2021	(2)	2,575	1,114
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	0.00%	8/1/2022	(2)	3,755	1,524
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	0.00%	8/1/2024	(2)	1,000	356
Pittsburg CA Redev. Agency Tax Allocation
(Los Medanos Community Dev.)	5.70%	8/1/2032	(4)	7,000	7,678
Pomona CA USD GO	5.60%	8/1/2014	(1)(ETM)	1,585	1,834
Pomona CA USD GO	5.60%	8/1/2015	(1)(ETM)	2,000	2,319
Pomona CA USD GO	5.60%	8/1/2016	(1)(ETM)	1,000	1,162
Pomona CA USD GO	7.50%	8/1/2017	(1)(ETM)	2,540	3,414
Port of Oakland CA Rev	5.625%	11/1/2011	(3)	9,260	10,143
Port of Oakland CA Rev	5.40%	11/1/2017	(1)	16,705	18,257
Port of Oakland CA Rev	5.50%	11/1/2017	(1)	4,350	4,658
Rancho CA Water Dist. Finance Auth. Rev	5.875%	11/1/2010	(3)	3,585	3,778
Rancho Mirage CA Joint Powers Financing Auth. Rev
(Eisenhower Medical Center)	5.625%	7/1/2034		12,000	12,381
Rancho Mirage CA Redev. Agency Tax Allocation	5.125%	4/1/2021	(1)	2,650	2,786
Rancho Mirage CA Redev. Agency Tax Allocation	5.25%	4/1/2026	(1)	2,905	3,027
Rancho Mirage CA Redev. Agency Tax Allocation	5.25%	4/1/2033	(1)	3,000	3,084
Riverside County CA Asset Leasing Corp. Leasehold Rev
(Riverside County Hosp.)	0.00%	6/1/2013	(1)	5,000	3,504
Riverside County CA Asset Leasing Corp. Leasehold Rev
(Riverside County Hosp.)	0.00%	6/1/2014	(1)	2,000	1,326
Riverside County CA Asset Leasing Corp. Leasehold Rev
(Riverside County Hosp.)	0.00%	6/1/2015	(1)	2,000	1,249
Sacramento CA County Sanitation Dist. Financing Auth	5.00%	12/1/2035	(2)	15,000	15,189
Sacramento CA Financing Auth. Lease Rev	5.375%	11/1/2014	(2)	9,750	11,022
Sacramento CA Financing Auth. Lease Rev	5.40%	11/1/2020	(2)	6,785	7,672
Sacramento CA Muni. Util. Dist. Rev	5.80%	7/1/2019	(2)	6,000	7,030
Sacramento CA Muni. Util. Dist. Rev	5.90%	7/1/2020	(2)	15,850	18,788
Sacramento County CA
(Administration Center & Courthouse) VRDO	1.67%	12/7/2004	LOC	7,000	7,000
Sacramento County CA Airport Rev	5.25%	7/1/2018	(4)	2,305	2,469
Sacramento County CA Airport Rev	5.25%	7/1/2018	(4)	1,295	1,362
Sacramento County CA Public Fac. Finance Corp.
COP (Main Detention Fac.)	5.50%	6/1/2010	(1)(ETM)	5,760	6,283
San Bernardino CA Multifamily Housing Rev
(Alta Park Mountain Vista Apartments) PUT	4.45%	5/1/2010	(Prere.)	7,000	7,516
San Bernardino County CA Medical Center COP	5.50%	8/1/2005	(1)(Prere.)	12,790	13,339

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

San Bernardino County CA Medical Center COP	6.50%	8/1/2017	(1)	$17,915	$21,873
San Bernardino County CA Medical Center COP	5.50%	8/1/2022	(1)	8,940	10,139
San Diego CA USD GO	0.00%	7/1/2015	(3)	5,370	3,353
San Diego CA USD GO	0.00%	7/1/2016	(3)	4,565	2,689
San Diego CA USD GO	0.00%	7/1/2018	(3)	9,500	4,981
San Diego CA USD GO	5.50%	7/1/2024	(1)	10,000	11,391
San Diego CA USD GO	5.50%	7/1/2025	(1)	4,000	4,522
San Diego CA Water Auth. Rev. COP	5.25%	5/1/2015	(3)	14,290	15,408
San Diego CA Water Auth. Rev. COP	5.00%	5/1/2017		2,300	2,424
San Diego County CA COP	5.25%	10/1/2021		1,485	1,556
San Diego County CA COP	5.25%	10/1/2028		2,745	2,803
San Diego County CA COP	5.375%	10/1/2041		8,545	8,693
San Francisco CA Bay Area Rapid Transit Rev	6.75%	7/1/2010	(2)	6,370	7,554
San Francisco CA Bay Area Rapid Transit Rev	6.75%	7/1/2011	(2)	7,455	8,981
San Francisco CA City & County International Airport Rev	5.25%	5/1/2016	(1)	4,305	4,651
San Francisco CA City & County International Airport Rev	5.25%	5/1/2018	(1)	4,770	5,107
San Francisco CA City & County International Airport Rev	5.25%	5/1/2019	(1)	5,020	5,350
San Francisco CA City & County International Airport Rev	5.125%	5/1/2020	(1)	6,320	6,513
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev	0.00%	1/15/2021	(1)	12,385	5,533
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev	0.00%	1/15/2024	(1)	15,000	5,526
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev	0.00%	1/15/2025	(1)	18,250	6,282
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev	0.00%	1/15/2030	(1)	7,000	1,752
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev	0.00%	1/15/2031	(1)	11,950	2,823
San Jose CA Redev. Agency	6.00%	8/1/2011	(1)(ETM)	2,915	3,403
San Jose CA Redev. Agency	6.00%	8/1/2011	(1)	5,930	6,872
San Jose CA Redev. Agency	5.00%	8/1/2018	(1)	1,525	1,602
San Juan CA USD GO	0.00%	8/1/2013	(4)	2,220	1,548
San Juan CA USD GO	0.00%	8/1/2014	(4)	2,610	1,722
San Juan CA USD GO	0.00%	8/1/2016	(4)	2,000	1,174
San Juan CA USD GO	0.00%	8/1/2018	(4)	1,785	932
San Juan CA USD GO	0.00%	8/1/2019	(4)	2,210	1,088
San Juan CA USD GO	0.00%	8/1/2020	(4)	4,930	2,291
San Marcos CA Public Fac. Auth. Tax Allocation	5.00%	8/1/2021	(3)	1,325	1,388
San Marcos CA Public Fac. Auth. Tax Allocation	5.00%	8/1/2022	(3)	2,295	2,390
San Mateo CA Redev. Auth. Tax Allocation	5.40%	8/1/2019		2,575	2,706
San Mateo CA Redev. Auth. Tax Allocation	5.40%	8/1/2020		1,000	1,049
San Mateo CA Redev. Auth. Tax Allocation	5.50%	8/1/2021		2,635	2,770
San Mateo County CA Community College Dist. GO	5.00%	9/1/2021	(3)	1,000	1,047
San Mateo County CA Finance Auth. Rev	6.50%	7/1/2013	(1)	14,560	17,215
San Mateo County CA Joint Powers Auth. Lease Rev	5.00%	7/1/2021	(1)	3,500	3,775
San Mateo County CA Transp. Dist. Sales Tax Rev	5.25%	6/1/2015	(4)	4,525	4,925
San Ramon Valley CA USD GO	0.00%	7/1/2009	(3)	4,895	4,228
San Ramon Valley CA USD GO	0.00%	7/1/2010	(3)	7,050	5,792
San Ramon Valley CA USD GO	0.00%	7/1/2012	(3)	6,645	4,919
San Ramon Valley CA USD GO	0.00%	7/1/2013	(3)	7,430	5,200
San Ramon Valley CA USD GO	0.00%	7/1/2014	(3)	8,290	5,490
San Ramon Valley CA USD GO	0.00%	7/1/2015	(3)	5,605	3,499
Santa Ana CA Finance Auth. Rev	6.25%	7/1/2016	(1)	5,345	6,402
Santa Ana CA Finance Auth. Rev	6.25%	7/1/2017	(1)	2,000	2,411
Santa Clara CA Electric Rev	5.25%	7/1/2019	(1)	2,200	2,386
Santa Clara CA Electric Rev	5.25%	7/1/2020	(1)	1,550	1,674

California Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Santa Clara CA Electric Rev	5.00%	7/1/2021	(1)	$ 4,895	$ 5,131
Santa Clara CA Redev. Agency (Bayshore North)	7.00%	7/1/2010	(2)	7,000	8,034
Santa Clara County CA Financing Auth. Lease Rev	5.50%	5/15/2013	(2)	5,050	5,632
Santa Clara County CA Financing Auth. Lease Rev	5.50%	5/15/2014	(2)	5,325	5,938
Santa Clara County CA Financing Auth. Lease Rev	5.50%	5/15/2015	(2)	5,620	6,200
Santa Clara Valley CA Transp. Auth. Rev	5.50%	10/2/2006	(2)	11,000	11,633
Santa Monica-Malibu CA USD Rev	0.00%	8/1/2020	(3)	6,715	3,121
Santa Rosa CA Waste Water Rev	6.00%	7/2/2015	(2)	7,000	8,129
Santa Rosa CA Waste Water Rev	6.00%	9/1/2015	(3)	5,580	6,511
Solano County CA COP	5.25%	11/1/2019	(1)	3,785	4,065
Solano County CA COP	5.25%	11/1/2021	(1)	3,770	4,019
South Orange County CA Public Finance Auth. Rev	7.00%	9/1/2011	(1)	3,000	3,651
Southern California Public Power Auth. Rev
(Transmission Project)	5.75%	7/1/2021	(1)	220	221
Southern California Public Power Auth. Rev
(Transmission Project) VRDO	1.63%	12/7/2004	(4)	10,000	10,000
Torrance CA Hospital Rev
(Torrance Memorial Medical Center)	6.00%	6/1/2022		1,100	1,204
Ukiah CA Electric Rev	6.00%	6/1/2008	(1)	3,765	4,090
Ukiah CA Electric Rev	6.25%	6/1/2018	(1)	6,000	7,161
Union CA Elementary School Dist. GO	0.00%	9/1/2015	(3)	3,860	2,392
Union CA Elementary School Dist. GO	0.00%	9/1/2016	(3)	1,500	877
Union CA Elementary School Dist. GO	0.00%	9/1/2017	(3)	2,295	1,266
Union CA Elementary School Dist. GO	0.00%	9/1/2018	(3)	1,630	848
Union CA Elementary School Dist. GO	0.00%	9/1/2019	(3)	1,750	858
Union CA Elementary School Dist. GO	0.00%	9/1/2020	(3)	2,300	1,065
Union CA Elementary School Dist. GO	0.00%	9/1/2021	(3)	2,000	869
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/2018	(4)	3,695	3,912
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/2019	(4)	3,000	3,163
Vallejo CA Sanitation & Flood Control COP	5.00%	7/1/2019	(3)	5,000	5,421
Walnut Valley CA USD	6.20%	8/1/2009	(2)(ETM)	1,270	1,464
Walnut Valley CA USD	6.00%	8/1/2012	(2)(ETM)*	1,790	2,103
Walnut Valley CA USD	6.00%	8/1/2013	(2)(ETM)*	1,980	2,341
Walnut Valley CA USD	6.00%	8/1/2014	(2)(ETM)	2,205	2,620
Walnut Valley CA USD	6.00%	8/1/2015	(2)(ETM)	2,470	2,948
Walnut Valley CA USD	6.00%	8/1/2016	(2)(ETM)	2,690	3,224
West Contra Costa CA USD	0.00%	8/1/2030	(3)	6,235	1,522
West Contra Costa CA USD	0.00%	8/1/2031	(3)	6,670	1,537
West Contra Costa CA USD	0.00%	8/1/2032	(3)	7,650	1,666
West Contra Costa CA USD	0.00%	8/1/2033	(3)	9,780	2,013
West Contra Costa CA USD	0.00%	8/1/2034	(3)	10,270	1,997
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)	6.25%	6/1/2007	(1)	4,260	4,657
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)	6.25%	6/1/2008	(1)	3,530	3,961
Yuba City CA USD	0.00%	9/1/2015	(3)	1,870	1,159
Yuba City CA USD	0.00%	9/1/2017	(3)	2,060	1,136
Yuba City CA USD	0.00%	9/1/2019	(3)	2,270	1,113
Outside California:
Guam International Airport Auth. Rev	5.00%	10/1/2009	(1)	5,720	6,148
Puerto Rico GO	5.50%	7/1/2016	(1)	10,000	11,470
Puerto Rico GO	5.50%	7/1/2019	(4)	10,000	11,537
Puerto Rico GO	5.50%	7/1/2019	(2)	6,500	7,499

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Puerto Rico Govt. Dev. Bank VRDO	1.58%	12/7/2004	(1)	$ 1,000	$ 1,000
Puerto Rico Highway & Transp. Auth. Rev	5.25%	7/1/2010		5,000	5,486
Puerto Rico Highway & Transp. Auth. Rev. VRDO	1.63%	12/7/2004	(2)	2,900	2,900
Puerto Rico Public Finance Corp. PUT	5.75%	2/1/2012	LOC	16,000	17,778
Univ. of Puerto Rico Rev	5.375%	6/1/2030	(1)	14,795	15,128

TOTAL MUNICIPAL BONDS
(Cost $1,881,608)					2,009,529

OTHER ASSETS AND LIABILITIES (0.3%)

Other Assets—Note B					29,171
Liabilities					(22,977)

					6,194

NET ASSETS (100%)					$2,015,723

^	See Note A in Notes to Financial Statements.
*	Securities with an aggregate value of $4,444,000 have been segregated as initial margin for open futures contracts.
**	Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2004.
For key to abbreviations and other references, see page 50.

AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

Amount (000)

Paid-in Capital	$1,894,648
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(5,895)
Unrealized Appreciation (Depreciation)
Investment Securities	127,921
Futures Contracts	(951)

NET ASSETS	$2,015,723

Investor Shares—Net Assets
Applicable to 108,474,026 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,273,018

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$11.74

Admiral Shares—Net Assets
Applicable to 63,285,940 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$742,705

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$11.74

See Note D in Notes to Financial Statements for the tax-basis components of net assets

KEY TO ABBREVIATIONS

BAN–Bond Anticipation Note.
COP–Certificate of Participation.
CP–Commercial Paper.
FR–Floating Rate.
GAN–Grant Anticipation Note.
GO–General Obligation Bond.
IDA–Industrial Development Authority Bond.
IDR–Industrial Development Revenue Bond.
PCR–Pollution Control Revenue Bond.
PUT–Put Option Obligation.
RAN–Revenue Anticipation Note.
TAN–Tax Anticipation Note.
TOB–Tender Option Bond.
TRAN–Tax Revenue Anticipation Note.
UFSD–Union Free School District.
USD–United School District.
VRDO–Variable Rate Demand Obligation.
(ETM)–Escrowed to Maturity.
(Prere.)–Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC–Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

	California Tax-Exempt Money Market Fund	California Intermediate-Term Tax-Exempt Fund	California Long-Term Tax-Exempt Fund
	Year Ended November 30, 2004
	(000)	(000)	(000)

INVESTMENT INCOME
Income
Interest	$50,963	$101,673	$93,889

Total Income	50,963	101,673	93,889

Expenses
The Vanguard Group—Note B
Investment Advisory Services	528	314	249
Management and Administrative
Investor Shares	4,234	1,656	1,472
Admiral Shares	—	620	464
Marketing and Distribution
Investor Shares	804	284	186
Admiral Shares	—	169	88
Custodian Fees	26	22	18
Auditing Fees	12	18	18
Shareholders' Reports
Investor Shares	25	15	22
Admiral Shares	—	1	1
Trustees' Fees and Expenses	4	2	2

Total Expenses	5,633	3,101	2,520
Expenses Paid Indirectly—Note C	—	(138)	(130)

Net Expenses	5,633	2,963	2,390

NET INVESTMENT INCOME	45,330	98,710	91,499

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(17)	4,332	14,556
Futures Contracts	—	(5,003)	(2,588)

REALIZED NET GAIN (LOSS)	(17)	(671)	11,968

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	—	(39,859)	(37,736)
Futures Contracts	—	(4,248)	(2,066)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	—	(44,107)	(39,802)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$45,313	$53,932	$63,665

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	California Tax-Exempt Money Market Fund		California Intermediate-Term Tax-Exempt Fund
	Year Ended November 30,
	2004 (000)	2003 (000)	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 45,330	$ 34,377	$ 98,710	$ 102,868
Realized Net Gain (Loss)	(17)	65	(671)	16,898
Change in Unrealized Appreciation (Depreciation)	—	—	(44,107)	23,843

Net Increase (Decrease) in Net Assets
Resulting from Operations	45,313	34,442	53,932	143,609

Distributions
Net Investment Income
Investor Shares	(45,330)	(34,377)	(58,006)	(62,746)
Admiral Shares	—	—	(40,704)	(40,122)
Realized Capital Gain*
Investor Shares	—	—	(15,465)	(5,453)
Admiral Shares	—	—	(10,059)	(3,297)

Total Distributions	(45,330)	(34,377)	(124,234)	(111,618)

Capital Share Transactions—Note F
Investor Shares	791,065	372,633	51,231	(160,770)
Admiral Shares	—	—	146,447	(7,278)

Net Increase (Decrease) from
Capital Share Transactions	791,065	372,633	197,678	(168,048)

Total Increase (Decrease)	791,048	372,698	127,376	(136,057)

Net Assets
Beginning of Period	3,966,734	3,594,036	2,455,156	2,591,213

End of Period	$ 4,757,782	$ 3,966,734	$ 2,582,532	$ 2,455,156

*	Includes fiscal 2004 and 2003 short-term gain distributions by the California Intermediate-Term Tax-Exempt Fund totaling $10,020,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

	California Long-Term Tax-Exempt Fund
	Year Ended November 30,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 91,499	$ 93,862
Realized Net Gain (Loss)	11,968	14,621
Change in Unrealized Appreciation (Depreciation)	(39,802)	29,251

Net Increase (Decrease) in Net Assets Resulting from Operations	63,665	137,734

Distributions
Net Investment Income
Investor Shares	(58,396)	(61,519)
Admiral Shares	(33,103)	(32,343)
Realized Capital Gain*
Investor Shares	(10,843)	(2,566)
Admiral Shares	(5,876)	(1,253)

Total Distributions	(108,218)	(97,681)

Capital Share Transactions—Note F
Investor Shares	15,023	(189,962)
Admiral Shares	52,445	22,887

Net Increase (Decrease) from Capital Share Transactions	67,468	(167,075)

Total Increase (Decrease)	22,915	(127,022)

Net Assets
Beginning of Period	1,992,808	2,119,830

End of Period	$ 2,015,723	$ 1,992,808

*	Includes fiscal 2004 and 2003 short-term gain distributions by the California Long-Term Tax-Exempt Fund totaling $1,580,000 and $36,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

California Tax-Exempt Money Market Fund
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.010	.009	.013	.025	.034
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—

Total from Investment Operations	.010	.009	.013	.025	.034

Distributions
Dividends from Net Investment Income	(.010)	(.009)	(.013)	(.025)	(.034)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.010)	(.009)	(.013)	(.025)	(.034)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.05%	0.91%	1.33%	2.57%	3.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,758	$3,967	$3,594	$2,774	$2,718
Ratio of Total Expenses to Average Net Assets	0.13%	0.17%	0.17%	0.18%	0.17%
Ratio of Net Investment Income to Average
Net Assets	1.06%	0.90%	1.32%	2.54%	3.38%

California Intermediate-Term Tax-Exempt Fund Investor Shares
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$11.44	$11.29	$11.12	$10.82	$10.50

Investment Operations
Net Investment Income	.440	.454	.472	.493	.498
Net Realized and Unrealized Gain (Loss) on Investments	(.171)	.188	.170	.300	.320

Total from Investment Operations	.269	.642	.642	.793	.818

Distributions
Dividends from Net Investment Income	(.440)	(.454)	(.472)	(.493)	(.498)
Distributions from Realized Capital Gains	(.119)	(.038)	—	—	—

Total Distributions	(.559)	(.492)	(.472)	(.493)	(.498)

Net Asset Value, End of Period	$11.15	$11.44	$11.29	$11.12	$10.82

Total Return	2.41%	5.78%	5.88%	7.44%	7.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,500	$1,490	$1,630	$1,646	$1,704
Ratio of Total Expenses to Average Net Assets	0.15%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	3.91%	3.99%	4.19%	4.44%	4.70%
Portfolio Turnover Rate	14%	21%	23%	23%	14%

California Intermediate-Term Tax-Exempt Fund Admiral Shares
	Year Ended November 30,			Nov.12* to Nov. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.44	$11.29	$11.12	$11.36

Investment Operations
Net Investment Income	.446	.461	.477	.024
Net Realized and Unrealized Gain (Loss) on Investments	(.171)	.188	.170	(.240)

Total from Investment Operations	.275	.649	.647	(.216)

Distributions
Dividends from Net Investment Income	(.446)	(.461)	(.477)	(.024)
Distributions from Realized Capital Gains	(.119)	(.038)	—	—

Total Distributions	(.565)	(.499)	(.477)	(.024)

Net Asset Value, End of Period	$11.15	$11.44	$11.29	$11.12

Total Return	2.47%	5.84%	5.93%	-1.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,082	$966	$961	$458
Ratio of Total Expenses to Average Net Assets	0.09%	0.11%	0.13%	0.12%**
Ratio of Net Investment Income to Average Net Assets	3.97%	4.05%	4.21%	4.37%**
Portfolio Turnover Rate	14%	21%	23%	23%

*Inception
**Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)

California Long-Term Tax-Exempt Fund Investor Shares
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.00	$11.76	$11.70	$11.40	$10.81

Investment Operations
Net Investment Income	.545	.542	.554	.568	.576
Net Realized and Unrealized Gain (Loss) on Investments	(.158)	.261	.060	.300	.590

Total from Investment Operations	.387	.803	.614	.868	1.166

Distributions
Dividends from Net Investment Income	(.545)	(.542)	(.554)	(.568)	(.576)
Distributions from Realized Capital Gains	(.102)	(.021)	—	—	—

Total Distributions	(.647)	(.563)	(.554)	(.568)	(.576)

Net Asset Value, End of Period	$11.74	$12.00	$11.76	$11.70	$11.40

Total Return	3.32%	6.95%	5.36%	7.75%	11.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,273	$1,286	$1,449	$1,589	$1,735
Ratio of Total Expenses to Average Net Assets	0.15%	0.17%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	4.56%	4.58%	4.72%	4.87%	5.23%
Portfolio Turnover Rate	26%	18%	27%	26%	27%

California Long-Term Tax-Exempt Fund Admiral Shares
	Year Ended November 30,			Nov.12* to Nov. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$12.00	$11.76	$11.70	$11.99

Investment Operations
Net Investment Income	.551	.549	.560	.028
Net Realized and Unrealized Gain (Loss) on Investments	(.158)	.261	.060	(.290)

Total from Investment Operations	.393	.810	.620	(.262)

Distributions
Dividends from Net Investment Income	(.551)	(.549)	(.560)	(.028)
Distributions from Realized Capital Gains	(.102)	(.021)	—	—

Total Distributions	(.653)	(.570)	(.560)	(.028)

Net Asset Value, End of Period	$11.74	$12.00	$11.76	$11.70

Total Return	3.37%	7.01%	5.41%	-2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$743	$707	$670	$398
Ratio of Total Expenses to Average Net Assets	0.09%	0.11%	0.13%	0.13%**
Ratio of Net Investment Income to Average Net Assets	4.61%	4.64%	4.76%	4.85%**
Portfolio Turnover Rate	26%	18%	27%	26%

*Inception
**Annualized

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Exempt Funds comprise the California Tax-Exempt Money Market Fund, California Intermediate-Term Tax-Exempt Fund, and California Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

The Intermediate-Term and Long-Term Tax-Exempt Funds each offer two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the funds’ minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The Intermediate-Term and Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

California Tax-Exempt Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Money Market	$651	0.01%	0.65%
Intermediate-Term	361	0.01	0.36
Long-Term	283	0.01	0.28

The funds’ trustees and officers are also directors and officers of Vanguard.

C.  The funds’ investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds’ management and administrative expenses. The funds’ custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2004, these arrangements reduced expenses by:

	Expense Reduction (000)		Total Expense Reduction as a
California Tax-Exempt Fund	Management and Administrative	Custodian Fees	Percentage of Average Net Assets

Intermediate-Term	$138	—	0.01%
Long-Term	129	$1	0.01

D.  Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,056,000 from accumulated net realized gains to paid-in capital.

At November 30, 2004, the funds had the following tax-basis amounts available for distribution, and capital losses available to offset future net capital gains:

	Capital Gains Available for Distribution		Capital Losses
California Tax-Exempt Fund	Short-Term (000)	Long-Term (000)	Amount (000)	Expiration: Fiscal Year(s) Ending November 30

Intermediate-Term	—	—	$4,253	2012
Long-Term	—	$9,052	—	—

Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds had realized losses totaling $14,927,000 and $15,884,000, respectively, through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2004, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
California Tax-Exempt Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

Intermediate-Term	$81,463	$(6,045)	$75,418
Long-Term	114,497	(2,460)	112,037

At November 30, 2004, the aggregate settlement value of open futures contracts expiring through March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
California Tax-Exempt Fund/Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Intermediate-Term
30-Year U.S. Treasury Bond	410	$45,151	$(847)
10-Year U.S. Treasury Note	240	26,580	(213)
Long-Term
30-Year U.S. Treasury Bond	460	50,658	(951)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

E.  During the year ended November 30, 2004, purchases and sales of investment securities other than temporary cash investments were:

	(000)
California Tax-Exempt Fund	Purchases	Sales

Intermediate-Term	$542,550	$328,909
Long-Term	511,861	460,559

F.  Capital share transactions for each class of shares were:

	Year Ended November 30,
	2004		2003
California Tax-Exempt Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Money Market
Issued	$4,356,731	4,356,731	$3,411,353	3,411,353
Issued in Lieu of Cash Distributions	42,929	42,929	32,133	32,133
Redeemed	(3,608,595)	(3,608,595)	(3,070,853)	(3,070,853)

Net Increase (Decrease)	791,065	791,065	372,633	372,633

Intermediate-Term
Investor Shares
Issued	$462,235	41,053	$462,335	40,470
Issued in Lieu of Cash Distributions	60,339	5,364	56,053	4,907
Redeemed	(471,343)	(41,989)	(679,158)	(59,557)

Net Increase (Decrease)—Investor Shares	51,231	4,428	(160,770)	(14,180)

Admiral Shares
Issued	427,440	37,828	391,042	34,258
Issued in Lieu of Cash Distributions	36,890	3,279	32,194	2,818
Redeemed	(317,883)	(28,418)	(430,514)	(37,763)

Net Increase (Decrease)—Admiral Shares	146,447	12,689	(7,278)	(687)

Long-Term
Investor Shares
Issued	$245,554	20,864	$224,379	18,706
Issued in Lieu of Cash Distributions	49,808	4,216	45,358	3,794
Redeemed	(280,339)	(23,792)	(459,699)	(38,555)

Net Increase (Decrease)—Investor Shares	15,023	1,288	(189,962)	(16,055)

Admiral Shares
Issued	185,684	15,687	256,517	21,490
Issued in Lieu of Cash Distributions	25,618	2,168	21,386	1,789
Redeemed	(158,857)	(13,463)	(255,016)	(21,392)

Net Increase (Decrease)—Admiral Shares	52,445	4,392	22,887	1,887

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard California Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund, and Vanguard California Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 10, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD CALIFORNIA TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds distributed $15,504,000 and $17,196,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, Admiral, PlainTalk, Vanguard Advantage, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1-800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web www.vanguard.com Fund Information 1-800-662-7447 Direct Investor Account Services 1-800-662-2739 Institutional Investor Services 1-800-523-1036 Text Telephone 1-800-952-3335
© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q750 012005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2004: $53,000
Fiscal Year Ended November 30, 2003: $40,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2004: $1,685,500
Fiscal Year Ended November 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2004: $257,800
Fiscal Year Ended November 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2004: $0
Fiscal Year Ended November 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

VANGUARD CALIFORNIA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.